UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-3916

Name of Registrant:	VANGUARD SPECIALIZED FUNDS

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	January 31

Date of reporting period:	February 1, 2004 - January 31, 2005

Item 1:	Reports to Shareholders

Vanguard® Energy Fund

January 31, 2005

CONTENTS

1	CHAIRMAN'S LETTER
6	NOTICE TO SHAREHOLDERS
10	ADVISOR'S REPORT
12	FUND PROFILE
14	GLOSSARY OF INVESTMENT TERMS
15	PERFORMANCE SUMMARY
17	YOUR FUND'S AFTER-TAX RETURNS
18	ABOUT YOUR FUND'S EXPENSES
20	FINANCIAL STATEMENTS
31	ADVANTAGES OF VANGUARD.COM

SUMMARY

•	Energy prices rose throughout the 12 months ended January 31, 2005, boosting profits across the energy industry. The Investor Shares of Vanguard Energy Fund gained 38.9% and the Admiral Shares 39.0%. Both returns exceeded those of the fund’s benchmarks.

•	Broad market results were more muted, with uncertainty over the sustainability of U.S. economic growth hampering stock returns.

•	The fund’s gains were driven by record earnings at major integrated oil firms and by soaring stock prices for coal-mining companies.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•	Put your interests first at all times.

•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

•	Communicate candidly not only about the rewards of investing but also about the risks and costs.

•	Maintain highly effective controls to safeguard your assets and protect your confidential information.

•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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CHAIRMAN'S LETTER

Dear Shareholder,

In a 12-month period in which the per-barrel price of crude oil topped $50, there were profits to be had by any company related to energy production. Global worries, tight supply, and strong demand sent the prices of oil, natural gas, and coal higher, and the stocks of energy companies followed suit. For the fiscal year ended January 31, 2005, the Investor Shares of Vanguard Energy Fund gained 38.9%, while the Admiral Shares gained 39.0%. Both returns exceeded the performance of the fund’s benchmarks.

2005 Total Returns	Fiscal Year Ended January 31
Vanguard Energy Fund
Investor Shares	38.9%
Admiral Shares	39.0
S&P Energy Sector Index	33.5
Average Natural Resources Fund*	32.2
Dow Jones Wilshire 5000 Index	7.2

*Derived from data provided by Lipper Inc.

The adjacent table presents the 12-month total returns (capital change plus reinvested distributions) for the fund and its comparative standards. Details on changes in net asset value and per-share distributions for each of the fund's share classes are shown in the table on page 5.

U.S. STOCK GAINS WERE RESPECTABLE; INTERNATIONAL MARKETS SIZZLED

Investor optimism waxed and waned during the fiscal year as rising corporate profits and improving economic indicators mixed with uncertainty over the sustainability of growth, a relatively weak labor market, surging commodity prices, and geopolitical factors. However, a strong rebound took hold in the second half, gaining steam after the presidential election in November. The broad stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, ended the 12 months with a return of 7.2%.

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Admiral™Shares
A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Generally, small-capitalization stocks outpaced large-caps, and value stocks--those with prices considered low relative to company earnings, book value, and other measures--outpaced their growth counterparts. As noted earlier, the top performers among industry sectors were energy-related stocks. International stocks, particularly those in emerging markets, posted outstanding returns compared with U.S. stocks. Strong gains abroad were enhanced for U.S.-based investors by the decline of the U.S. dollar versus most major currencies. (A weaker dollar means that returns in other currencies translate into more dollars for U.S.-based investors.)

BOND RESULTS DEFIED EXPECTATIONS

As the fiscal year began last February, many bond investors were anticipating a broad increase in interest rates. The economic expansion seemed to be proceeding apace, and the Federal Reserve Board was telegraphing its intention to tighten an unusually accommodative monetary policy. In the end, however, rate changes were quite different for shorter-term and longer-term bonds.

Market Barometer		Average Annual Total Returns Periods Ended January 31, 2005
		One	Three	Five
		Year	Years	Years

Stocks	Russell 1000 Index (Large-caps)	6.6%	3.8%	-1.4%
	Russell 2000 Index (Small-caps)	8.7	10.3	6.0
	Dow Jones Wilshire 5000 Index	7.2	5.0	-1.1
	(Entire market)
	MSCI All Country World Index
	ex USA (International)	17.4	14.6	0.8

Bonds	Lehman Aggregate Bond Index	4.2%	6.1%	7.9%
	(Broad taxable market)
	Lehman Municipal Bond Index	4.9	6.2	7.5
	Citigroup 3-Month Treasury Bill Index	1.3	1.3	2.7

CPI	Consumer Price Index	3.0%	2.5%	2.5%

Yields of longer-term bonds closed the year at or even below their starting points. These issues were affected by a mid-year series of disappointments in the labor market, record oil prices, and the ongoing operations in Iraq. At the end of January 2005, the yield of the 10-year U.S. Treasury was 4.13%, exactly where it was 12 months earlier. Across the maturity spectrum, corporate bonds generally turned in better returns than government securities. Municipal bond returns were particularly strong relative to results for their taxable counterparts.

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At the shorter end of the maturity range, where interest rates are generally more closely tied to the Fed’s interest rate moves, yields rose significantly over the 12 months. As anticipated, the Fed raised its target for the federal funds rate through five separate quarter-point increases, which began in June. The federal funds rate ended the period at 2.25%, up from its historical low of 1.00%. The yield of the 3-month Treasury bill, a proxy for money market yields, rose more than 1.5 percentage points, from 0.91% to 2.46%.

HOLDING BIG OIL MEANT BIG GAINS

Per-barrel oil prices began the fiscal year in the mid-$30s, climbed to record-setting levels in the low $50s in October, then settled back to the mid-$40s as the period came to a close. Concerns about production capabilities in Russia, possible terrorist strikes on Middle East oilfields, and the hostilities in Iraq drove energy prices higher. Tight supplies and surging demand from a strengthening economy at home and developing countries abroad, particularly China and India, put further pressure on prices. The result was sharp increases in earnings and stock prices for integrated oil companies—those with drilling, refining, and sales operations. ExxonMobil, for example, made headlines when it announced an $8.4 billion profit for calendar 2004‘s fourth quarter, the highest quarterly profit ever for a U.S. public company. ExxonMobil was Vanguard Energy Fund’s largest holding for much of the year. At year-end, there were five other integrated oil companies among the fund’s ten largest holdings.

In addition to capturing the gains among the oil giants, the fund held a number of smaller top-performing stocks, such as Peabody Energy, CONSOL Energy, BHP Billiton, and Canadian Natural Resources. These four stocks posted 12-month returns ranging from 52% to 114%. The latter return, the fund’s highest, came from Peabody, the largest coal producer in the world and a major supplier to power companies. CONSOL and BHP Billiton have similar, though smaller, mining operations, while Canadian Natural Resources draws on its large oil and natural gas holdings.

The fund has been managed since its 1984 inception by Wellington Management Company, LLP, which uses a bottom-up, research-intensive process to select stocks that appear undervalued by the market. This approach put the fund ahead of the average peer fund and its primary

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benchmark index for the year, although it should be noted that the Standard & Poor’s Energy Sector Index is not necessarily the best measure of the energy market. The index reflects a very narrowly defined market segment—just 28 stocks at year-end, compared with 62 in your fund. ExxonMobil and ChevronTexaco alone accounted for more than half of the market capitalization of the index, yet made up only about 10% of the fund.

For more details on the fund’s performance and holdings, see the Advisor’s Report, which begins on page 10.

THE FUND HAS EXCELLED OVER THE LONG TERM

The advisor’s approach to balancing the fund’s assets between mature, integrated oil companies and attractively priced stocks in other sectors of the energy market has served investors well over the years. The ten-year annual average return of the fund’s Investor Shares is significantly ahead of the results recorded by the sector index, the average competing fund, and the broad market, as illustrated in the adjacent table.

Total Returns		Ten Years Ended January 31, 2005

	Average	Final Value
	Annual	a $25,000
	Return	InitialInvestment

Energy Fund
Investor Shares	16.8%	$118,296
S&P Energy Sector Index	14.6	97,653
Average Natural
Resources Fund	11.9	76,715
Dow Jones Wilshire
5000 Index	11.4	73,422

To translate these results into dollars, a hypothetical initial investment of $25,000 in the fund would have appreciated to $118,296 over the decade ended January 31, 2005; that is 54% more than the same initial amount would have earned in the average natural resources fund.

The $25,000 figure used in the example reflects the minimum investment for the Energy Fund, compared with the $3,000 minimum required for nonretirement accounts in most Vanguard funds. This higher minimum, along with a 1% redemption fee that is charged for shares sold within one year of purchase, was implemented to discourage short-term investors, who only drive up costs for those shareholders committed to the fund over the long haul. However, an attention-grabbing performance in the 2005 fiscal year—on top of fiscal 2004‘s stellar gains—led the fund’s board of trustees to take the additional step of temporarily closing the fund to new investors on December 9.

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The board acted to discourage investors who seek the fund based on short-term performance rather than as a means to diversify a portfolio of investments.

SECTOR FUNDS SHOULD PLAY A NARROW ROLE

What short-term investors often fail to take into account is that what goes up quickly can also go down. In the last decade, for instance, the fund recorded a steep –21.2% decline in fiscal 1999, had a small retreat in 2002, and finished flat in 2003. While the broad stock market is volatile by nature, an industry-specific slice of the market can be extremely volatile. As a result, Vanguard recommends that sector funds represent a modest portion of a well-balanced and diversified investment program that is suited to your risk tolerance, time horizon, and goals.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

FEBRUARY 10, 2005

Your Fund's Performance at a Glance		January 31, 2004-January 31, 2005

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains

Energy Fund
Investor Shares	$29.99	$40.85	$0.524	$0.197
Admiral Shares	56.30	76.71	1.024	0.370

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NOTICE TO SHAREHOLDERS

The board of trustees of Vanguard Energy Fund has decided to adopt a new advisory fee schedule for the fund, effective May 27, 2005. The new schedule will raise the fund’s expense ratio to 0.33% from 0.32% for Investor Shares and to 0.27% from 0.26% for Admiral Shares. The increase represents an additional $1 in costs on a $10,000 investment. This change will not affect the fund’s investment objective, policies, or strategies.

The fund’s trustees regularly evaluate its investment advisory agreement, focusing on factors such as the advisor’s investment process, style consistency, and performance, as well as the composition and depth of the management and research teams. In deciding to adopt the new fee schedule, the trustees considered the fund’s performance and a wide range of information relating to Wellington Management Company, LLP, which has managed the fund since its inception in 1984.

The fund has entered into a new investment advisory agreement with Wellington Management Company to reflect the new fee schedule; however, other terms of the existing agreement have not changed.

Under the new agreement, the fund pays Wellington Management Company a fee at the end of each fiscal quarter. The fee is calculated by applying an annual percentage rate to the fund’s average month-end net assets for the quarter, as follows:

Annual Percentage Rate Schedule
Average Month-End	Annual	Average Month-End	Annual
Net Assets	Percentage Rate	Net Assets	Percentage Rate

On the first $100 million	0.150%	On the next $1 billion	0.075%
On the next $300 million	0.125%	Over $1.9 billion	0.050%
On the next $500 million	0.100%

For the fiscal year ended January 31, 2005, the advisory fee paid by Vanguard Energy Fund was $2.3 million, or 0.06% of the fund’s net assets. Under the amended agreement, the fund’s total annual advisory fees are expected to increase marginally. If the new fee schedule had been in place throughout the fiscal year ended January 31, 2005, the advisory fee paid by the fund would have been $2.8 million, or 0.07% of the fund’s net assets. The average advisory fee paid by funds in Vanguard Energy Fund’s Lipper peer group was 0.64% of assets as of January 31, 2005.

BOARD APPROVAL OF THE AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT WITH WELLINGTON MANAGEMENT COMPANY

Wellington Management Company is responsible for managing the investment and reinvestment of Vanguard Energy Fund’s assets and for continuously reviewing, supervising, and administering the fund’s investment program. The advisor discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.

Vanguard Energy Fund’s trustees retained Wellington Management Company under the terms of an Amended and Restated Investment Advisory Agreement. The board’s decision to revise

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the current advisory fee schedule was based upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance results. In considering whether to approve the new agreement, the board engaged in arms-length discussions with Wellington Management Company and considered the following factors, among others:

•	The trustees considered the benefits to shareholders of continuing to retain Wellington Management Company as the advisor to the fund, particularly in light of the nature, extent, and quality of services provided by Wellington. The board considered the quality of investment management to the fund over both the short and long term and the organizational depth and stability of the firm. The trustees concluded that the existing advisory fee schedule has been in place for many years and should be adjusted to reflect the need to hire and retain specialized investment talent for this large sector-specific fund. The new fee arrangement will enable Wellington Management to enhance the organizational depth and stability of the fund’s portfolio management team by retaining top investment talent and by hiring new investment professionals on an as-needed basis.

•	The trustees considered the investment performance of the fund compared with those of the fund’s peer group and relevant benchmarks. The trustees concluded that the fund has consistently outperformed both the S&P Energy Sector Index and the fund’s peer group under Wellington Management Company.

•	The trustees considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after the adjustment, the fund’s advisory fee remains significantly below that of most of its peers.

•	The trustees considered the extent to which economies of scale would be realized as the fund grows, including a consideration of appropriate breakpoints in the fee schedule. By including asset-based breakpoints in the fee schedule, the fund’s trustees ensure that if the fund continues to grow, investors will benefit by realizing economies of scale in the form of a lower advisory fee ratio.

The trustees considered all of the circumstances and information provided by both Wellington Management Company and Vanguard regarding the performance of the fund, and concluded that approval of the Amended and Restated Investment Advisory Agreement is in the best interest of the fund and its shareholders.

The advisory agreement will continue for one year from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the fund’s trustees, a majority of whom are not “interested persons” of either the fund or Wellington Management Company as defined in federal securities laws.

BACKGROUND INFORMATION ON WELLINGTON MANAGEMENT COMPANY

Wellington Management Company, a Massachusetts partnership with offices at 75 State Street, Boston, MA 02109, is an investment firm that was founded in 1928. As of December 31, 2004, Wellington Management Company managed over $470 billion in assets for a variety of clients, including mutual funds, institutions, and separate accounts.

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The manager primarily responsible for overseeing Vanguard Energy Fund is Karl E. Bandtel, senior vice president of Wellington Management Company. Mr. Bandtel has worked in investment management with Wellington Management Company since 1990. He became assistant fund manager in 1992 and continued in that role until 2002, when he became fund manager. Education: B.S. and M.S., University of Wisconsin.

Wellington Management Company is owned by its 87 partners, all of whom are active members of the firm. The managing partners of the firm are Laurie A. Gabriel, John R. Ryan, and Perry M. Traquina. Please note that the managing partners are not necessarily those with the largest economic interests in the firm.

VANGUARD’S POLICIES FOR MANAGING CHANGES TO INVESTMENT ADVISORY ARRANGEMENTS

Vanguard has adopted practical and cost-effective policies for managing the Vanguard funds’ arrangements with their unaffiliated investment advisors, as permitted by a recent order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to receive permission from the SEC to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC allowed the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders.

Over the past 11 years, many mutual fund companies have followed Vanguard’s lead in obtaining similar arrangements from the SEC. As the SEC gained experience in this area, it granted more flexible conditions to other fund companies than it had granted to Vanguard in 1993. Consequently, Vanguard asked the SEC for permission to update its policies concerning its arrangements with outside investment advisors.

Our Updated Policies

The SEC has granted Vanguard permission to follow even more practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements:

•	Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, Vanguard was required to notify shareholders at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

•	Redemption fees. Vanguard Energy Fund charges a redemption fee on shares redeemed within one year of purchase. Previously, the Vanguard funds were required to waive their

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redemption fees for 90 days after giving notice of an advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

Please consult Vanguard Energy Fund’s Statement of Additional Information for a complete explanation of how advisory fees are calculated.

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ADVISOR’S REPORT
The Investor Shares of Vanguard Energy Fund rose 38.9% during the 12 months ended January 31, 2005. The average natural resources fund rose 32.2%, the Standard & Poor’s Energy Sector Index rose 33.5%, and the broad stock market, as measured by the Dow Jones Wilshire 5000 Index, rose 7.2%.

THE INVESTMENT ENVIRONMENT

Per-barrel oil prices started the fiscal year in the mid-$30s and moved higher throughout the period. Late in the year, prices peaked in the mid-$50s, an all-time high, as seasonal concerns regarding the winter were amplified by hurricane-related production outages in the Gulf of Mexico. In recognition of the tight supply conditions, OPEC upped its production quota and virtually exhausted its spare capacity.

Investment Philosophy
This fund reflects a belief that investors who seek to emphasize a given economic sector as part of a long-term, balanced investment program are best served by holding a portfolio of securities well-diversified across that sector.

Natural gas prices remained historically high, despite a record-high rig count and an above-normal storage level.

OUR SUCCESSES

No stock in the fund experienced a negative return during the 12 months, and essentially every stock made a meaningful contribution. Some of the biggest contributors were coal miners Peabody Energy and CONSOL Energy; integrated oils ExxonMobil, BP, and ENI; refiners Valero Energy and Sunoco; and domestic producers Burlington Resources and EOG Resources.

OUR SHORTFALLS

Although there were no negative performers, integrated oils Sinopec (China Petroleum and Chemical) and Petro Canada were disappointments. Both were very strong performers in fiscal 2004. Petro Canada also suffered because of disappointing near-term production guidance.

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THE FUND’S POSITIONING

The fund continues to emphasize good long-term total-return opportunities in the various energy subsectors. In the past 12 months, the portfolio slightly increased exposure to oil services and equipment companies. Exposure to domestic producers declined.

Karl E. Bandtel, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

WELLINGTON MANAGEMENT COMPANY, LLP

FEBRUARY 16, 2005

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FUND PROFILE
As of 1/31/2005	This Profile provides a snapshot of the fund’s characteristics, compared where indicated with a broad market index. Key terms are defined on page 14.

ENERGY FUND

Portfolio Characteristics

		Broad
	Fund	Index*

Number of Stocks	62	4,967
Median Market Cap	$24.1B	$27.2B
Price/Earnings Ratio	13.8x	21.4x
Price/Book Ratio	2.6x	2.8x
Yield		1.6%
Investor Shares	1.5%
Admiral Shares	1.6%
Return on Equity	19.2%	15.8%
Earnings Growth Rate	22.8%	7.7%
Foreign Holdings	41.8%	1.0%
Turnover Rate	1%	—
Expense Ratio		—
Investor Shares	0.32%
Admiral Shares	0.26%
Short-Term Reserves	6%	—

Volatility Measures
		Broad
	Fund	Index*

R-Squared	0.34	1.00
Beta	0.60	1.00

Sector Diversification (% of portfolio)

Coal	4%
Energy Miscellaneous	3
International	42
Machinery-Oil Well Equipment & Services	8
Materials & Processing	1
Offshore Drilling	4
Oil-Crude Producers	11
Oil-Integrated Domestic	5
Oil-Integrated International	14
Utilities-Gas Pipelines	2

Short-Term Reserves	6%

*Dow Jones Wilshire 5000 Index.

Ten Largest Holdings (% of total net assets)

ExxonMobil Corp.	6.4%
Total SA ADR	4.7
ChevronTexaco Corp.	4.4
BP PLC ADR	4.1
ENI SpA ADR	3.5
BHP Billiton Ltd. ADR	3.1
ConocoPhillips Co.	3.1
Shell Transport & Trading Co. ADR	2.6
Schlumberger Ltd.	2.5
BG Group PLC	2.4

Top Ten	36.8%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

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Country Diversification (% of portfolio)

United States	52%
United Kingdom	10
Canada	9
France	5
Italy	3
Australia	3
Norway	3
Netherlands	2
Russia	2
Brazil	1
Spain	1
Hong Kong	1
Other	2

Short-Term Reserves	6%

Visit our website at Vanguard.com
for regularly updated fund information.

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GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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PERFORMANCE SUMMARY
As of 1/31/2005	All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

ENERGY FUND

Cumulative Performance January 31, 1995–January 31, 2005

	Average Annual Total Returns Periods Ended January 31, 2005			Final Value
	One	Five	Ten	of a $25,000
	Year	Years	Years	Investment

Energy Fund Investor Shares*	38.90%	20.55%	16.82%	$118,296
Dow Jones Wilshire 5000 Index	7.24	-1.12	11.38	73,422
S&P Energy Sector Index	33.46	10.45	14.60	97,653
Average Natural Resources Fund**	32.17	14.82	11.86	76,715

				Final Value
	One		Since	of a $250,000
	Year		Inception†	Investment

Energy Fund Admiral Shares*	39.02%		22.26%	$477,455
Dow Jones Wilshire 5000 Index	7.24		5.58	297,727
S&P Energy Sector Index	33.46		13.88	379,898

Fiscal-Year Total Returns (%) January 31, 1995–January 31, 2005

  *Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Derived from data provided by Lipper Inc.
†November 12, 2001.
Note: See Financial Highlights tables on pages 25 and 26 for dividend and capital gains information.

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PERFORMANCE SUMMARY (CONTINUED)

Average Annual Total Returns for periods ended December 31, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Energy Fund*
Investor Shares	5/23/1984	36.65%	19.29%	14.51%	1.67%	16.18%
Admiral Shares	11/12/2001	36.73	22.10**	—	—	—

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Since inception.

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YOUR FUND’S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended January 31, 2005

	One Year	Five Year	Ten Years
Energy Fund Investor Shares*
Returns Before Taxes	38.90%	20.55%	16.82%
Returns After Taxes on Distributions	38.34	19.21	15.47
Returns After Taxes on Distributions and Sale of Fund Shares	25.59	17.52	14.41

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

17

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended January 31, 2005
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Energy Fund	July 31,2004	Jan. 31,2005	Period*

Based on Actual Fund Return
Investor Shares	$1,000.00	$1,182.99	$1.76
Admiral Shares	1,000.00	1,183.34	1.43

Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.53	$1.63
Admiral Shares	1,000.00	1,023.83	1.32

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.32% for Investor Shares and 0.26% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

18

Expense Ratios:
Your fund compared with its peer group

			Average
			Natural
	Investor	Admiral	Resources
	Shares	Shares	Fund

Energy Fund	0.32%	0.26%	1.59%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

Note that the expenses shown in the table on page 18 are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% fee on redemptions of shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. 3

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

19

As of 1/31/2005	FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by sector within the fund’s designated industry; international securities, if significant, may be presented in a separate group. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Energy Fund	Shares	Market Value^ (000)
COMMON STOCKS (93.8%)
UNITED STATES (52.0%)
Coal (4.1%)
Peabody Energy Corp.	1,286,100	$ 108,997
CONSOL Energy, Inc.	1,695,100	71,516
Arch Coal, Inc.	1,033,300	37,767

		218,280

Energy Miscellaneous (3.0%)
Valero Energy Corp.	2,029,600	105,600
Sunoco, Inc.	609,100	53,290

		158,890

Machinery--Oil Well Equipment & Services (7.6%)
Schlumberger Ltd.	1,962,100	133,501
Halliburton Co.	2,199,700	90,474
Baker Hughes, Inc.	2,081,900	90,146
* Nabors Industries	942,000	47,477
* Weatherford Inter	751,100	40,762
* Rowan Cos., Inc.	305,200	8,594

		410,954

Materials & Processing (0.8%)
Ashland, Inc.	683,500	41,953

Offshore Drilling (4.2%)
* Transocean Inc.	2,798,700	123,143
GlobalSantaFe Corp.	2,862,300	101,211

		224,354

Oil--Crude Producers (10.9%)
Burlington Resources, Inc.	1,965,800	85,925
Kerr-McGee Corp.	1,330,245	82,143
Noble Energy, Inc.	1,108,000	65,560
Premcor, Inc.	1,252,300	60,110
Anadarko Petroleum Corp.	886,100	58,669
EOG Resources, Inc.	743,800	55,227

20

	Shares	Market Value^ (000)
Devon Energy Corp.	1,253,600	$ 50,984
* Newfield Explorat	737,200	45,117
Cabot Oil & Gas Corp.	954,200	44,924
XTO Energy, Inc.	1,036,500	37,221

		585,880

Oil--Integrated Domestic (5.4%)
ConocoPhillips Co.	1,800,780	167,094
Occidental Petroleum Corp.	1,316,300	76,846
Amerada Hess Corp.	554,400	48,039

		291,979

Oil--Integrated International (14.1%)
ExxonMobil Corp.	6,662,900	343,806
ChevronTexaco Corp.	4,304,700	234,176
Unocal Corp.	1,947,600	92,647
Marathon Oil Corp.	2,263,500	87,665

		758,294

Utilities--Gas Pipelines (1.9%)
Equitable Resources, Inc.	1,344,400	76,685
Williams Cos., Inc.	823,100	13,836
El Paso Corp.	912,200	9,916

		100,437

TOTAL UNITED STATES		2,791,021

INTERNATIONAL (41.8%)

Australia (3.1%)
BHP Billiton Ltd. ADR	6,616,300	168,848

Brazil (1.3%)
Petrol Brasil ADR	1,743,800	70,885

Canada (8.7%)
EnCana Corp.	1,528,000	90,289
Canadian Natural
Resources Ltd.	1,903,300	83,631
Shell Canada Ltd. Class A	1,044,700	66,012
Talisman Energy, Inc.	1,871,986	55,824
Canadian Oil Sands Trust	844,235	50,093
Petro Canada	894,700	46,202
* Western Oil Sands	1,238,545	43,473
Suncor Energy, Inc.	1,005,100	32,163

		467,687

China (0.8%)
China Petroleum and
Chemical Corp. ADR	1,068,500	42,900

France (4.7%)
Total SA ADR	2,365,700	254,431

Hong Kong (1.0%)
CNOOC Ltd. ADR	990,150	53,013

India (0.1%)
(1) Oil & Natural Gas Corp., Ltd.
Warrants Exp. 3/15/2005	234,300	4,395

Italy (3.5%)
ENI SpA ADR	1,517,700	185,463

Netherlands (2.4%)
Royal Dutch
Petroleum Co. ADR	1,637,200	95,727
Fugro NV	340,562	30,166

		125,893

Norway (3.0%)
Statoil ASA ADR	5,504,800	84,334
Norsk Hydro AS ADR	1,012,000	77,580

		161,914

Russia (1.6%)
OAO Lukoil Holding
Sponsored ADR	408,200	50,617
* OAO Gazprom Spons	500,000	17,500
Surgutneftegaz ADR	459,300	17,178

		85,295

South Africa (0.7%)
Sasol Ltd. Sponsored ADR	1,798,600	36,673

Spain (1.2%)
Repsol YPF, SA ADR	2,584,900	66,122

United Kingdom (9.7%)
BP PLC ADR	3,669,800	218,793
Shell Transport &
Trading Co. ADR	2,632,400	138,938
BG Group PLC	18,719,800	127,726
National Grid Transco PLC	3,770,474	36,713

		522,170

TOTAL INTERNATIONAL		2,245,689

TOTAL COMMON STOCKS
(Cost $3,203,313)		5,036,710

21

Energy Fund	Shares	Market Value^ (000)
TEMPORARY CASH INVESTMENTS (9.7%)

Money Market Fund (3.3%)
Vanguard Market Liquidity
Fund, 2.36%**--Note G	179,821,500	$ 179,822

	Face
	Amount
	(000)

Repurchase Agreement (6.4%)
Bank of America
2.50%, 2/1/2005
(Dated 1/31/2005,
Repurchase Value $342,124,000,
collateralized by Federal National
Mortgage Association,
5.00%-5.50%,
9/1/2019-6/1/2034)	$342,100	342,100

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $521,922)		521,922

TOTAL INVESTMENTS (103.5%)
(Cost $3,725,235)		5,558,632

OTHER ASSETS AND LIABILITIES (-3.5%)

Other Assets--Note C		9,570
Security Lending Collateral
Payable to Brokers--Note G		(179,822)
Other Liabilities		(17,196)

		(187,448)

NET ASSETS (100%)		$5,371,184

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
ADR—American Depositary Receipt.

Amount (000)
AT JANUARY 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$3,522,976
Overdistributed Net Investment Income	(3,294)
Accumulated Net Realized Gains	18,105
Unrealized Appreciation	1,833,397

NET ASSETS	$5,371,184

Investor Shares--Net Assets
Applicable to 118,039,809 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$4,822,087

NET ASSET VALUE PER SHARE--
INVESTOR SHARES	$40.85

Admiral Shares--Net Assets
Applicable to 7,158,512 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$549,097

NET ASSET VALUE PER SHARE--
ADMIRAL SHARES	$76.71

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

22

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Energy Fund Year Ended January 31, 2005 (000)
INVESTMENT INCOME
Income
Dividends*	$ 73,754
Interest	4,815
Security Lending	1,604

Total Income	80,173

Expenses
Investment Advisory Fees--Note B	2,335
The Vanguard Group--Note C
Management and Administrative
Investor Shares	9,102
Admiral Shares	740
Marketing and Distribution
Investor Shares	464
Admiral Shares	41
Custodian Fees	53
Auditing Fees	16
Shareholders' Reports
Investor Shares	104
Admiral Shares	1
Trustees' Fees and Expenses	6

Total Expenses	12,862
Expenses Paid Indirectly--Note D	(240)

Net Expenses	12,622

NET INVESTMENT INCOME	67,551
REALIZED NET GAIN (LOSS)
Investment Securities Sold	21,812
Foreign Currencies	(113)

REALIZED NET GAIN (LOSS)	21,699

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	1,234,042
Foreign Currencies	--

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	1,234,042

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,323,292

*Dividends are net of foreign withholding taxes of $4,561,000.

23

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Energy Fund
	Year Ended January 31,
	2005	2004
	(000)	(000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 67,551	$ 32,950
Realized Net Gain (Loss)	21,699	82,574
Change in Unrealized Appreciation (Depreciation)	1,234,042	460,849

Net Increase (Decrease) in Net Assets
Resulting from Operations	1,323,292	576,373

Distributions
Net Investment Income
Investor Shares	(59,848)	(27,313)
Admiral Shares	(7,015)	(2,358)
Realized Capital Gain*
Investor Shares	(17,602)	(52,106)
Admiral Shares	(1,711)	(4,338)

Total Distributions	(86,176)	(86,115)

Capital Share Transactions--Note H
Investor Shares	1,267,977	683,309
Admiral Shares	224,134	67,055
Net Increase (Decrease) from
Capital Share Transactions	1,492,111	750,364

Total Increase (Decrease)	2,729,227	1,240,622

Net Assets
Beginning of Period	2,641,957	1,401,335

End of Period	$5,371,184	$2,641,957

*Includes fiscal 2005 and 2004 short-term gain distributions totaling $2,853,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

24

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Energy Fund Investor Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$29.99	$22.85	$24.76	$26.93	$21.24

Investment Operations
Net Investment Income	.529	.435	.392	.428	.39
Net Realized and Unrealized Gain (Loss) on Investments*	11.052	7.839	(.349)	(.660)	7.04

Total from Investment Operations	11.581	8.274	.043	(.232)	7.43

Distributions
Dividends from Net Investment Income	(.524)	(.390)	(.360)	(.400)	(.36)
Distributions from Realized Capital Gains	(.197)	(.744)	(1.593)	(1.538)	(1.38)

Total Distributions	(.721)	(1.134)	(1.953)	(1.938)	(1.74)

Net Asset Value, End of Period	$40.85	$29.99	$22.85	$24.76	$26.93

Total Return**	38.90%	36.49%	-0.02%	-0.55%	35.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,822	$2,434	$1,298	$1,258	$1,281
Ratio of Total Expenses to Average Net Assets	0.32%	0.38%	0.40%	0.39%	0.41%
Ratio of Net Investment Income to Average Net Assets	1.67%	1.79%	1.56%	1.57%	1.52%
Portfolio Turnover Rate	1%	26%	23%	28%	24%

*Includes increases from redemption fees of $.02, $.00, $.01, $.01, and $.02.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

25

FINANCIAL HIGHLIGHTS (CONTINUED)

Energy Fund Admiral Shares

	Year Ended January 31,			Nov.12, 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$56.30	$42.89	$46.48	$50.00

Investment Operations
Net Investment Income	1.034	.847	.758	.118
Net Realized and Unrealized Gain (Loss) on Investments**	20.770	14.721	(.658)	.010

Total from Investment Operations	21.804	15.568	.100	.128

Distributions
Dividends from Net Investment Income	(1.024)	(.760)	(.698)	(.760)
Distributions from Realized Capital Gains	(.370)	(1.398)	(2.992)	(2.888)

Total Distributions	(1.394)	(2.158)	(3.690)	(3.648)

Net Asset Value, End of Period	$76.71	$56.30	$42.89	$46.48

Total Return†	39.02%	36.58%	0.02%	0.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$549	$208	$103	$58
Ratio of Total Expenses to Average Net Assets	0.26%	0.32%	0.34%	0.34%††
Ratio of Net Investment Income to Average Net Assets	1.70%	1.85%	1.59%	0.53%††
Portfolio Turnover Rate	1%	26%	23%	28%

*Inception.
**Includes increases from redemption fees of $.03, $.01, $.02, and $.03.
†Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
††Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

26

NOTES TO FINANCIAL STATEMENTS

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund's pricing time to determine whether a significant change in value has occurred. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund's fair value procedures, exchange rates may be adjusted if they change significantly before the fund's pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.	Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

27

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.	Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.	Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2005, the advisory fee represented an effective annual rate of 0.06% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2005, the fund had contributed capital of $685,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.68% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2005, these arrangements reduced the fund's management and administrative expenses by $236,000 and custodian fees by $4,000. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

28

During the year ended January 31, 2005, the fund realized net foreign currency losses of $113,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $3,942,000 from undistributed net investment income, and $1,259,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at January 31, 2005, the fund had $297,000 of ordinary income and $17,747,000 of long-term capital gains available for distribution.

At January 31, 2005, net unrealized appreciation of investment securities for tax purposes was $1,833,397,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

F. During the year ended January 31, 2005, the fund purchased $1,297,441,000 of investment securities and sold $28,229,000 of investment securities other than temporary cash investments. G. The market value of securities on loan to broker/dealers at January 31, 2005, was $177,298,000, for which the fund received cash collateral of $179,822,000.

H. Capital share transactions for each class of shares were:

	Year Ended January 31,
	2005		2004
	Amount	Shares	Amount	Shares
	(000)	(000)	(000)	(000)

Investor Shares
Issued	$1,838,556	52,879	$859,161	31,335
Issued in Lieu of Cash Distributions	73,843	1,988	75,835	2,669
Redeemed*	(644,422)	(17,997)	(251,687)	(9,640)

Net Increase (Decrease)--Investor Shares	1,267,977	36,870	683,309	24,364

Admiral Shares
Issued	275,356	4,209	79,170	1,534
Issued in Lieu of Cash Distributions	7,454	106	5,919	111
Redeemed*	(58,676)	(849)	(18,034)	(364)

Net Increase (Decrease)--Admiral Shares	224,134	3,466	67,055	1,281

*Net of redemption fees of $2,174,000 and $413,000, respectively (fund totals).

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Energy Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Energy Fund (the “Fund”) at January 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2005 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Philadelphia, Pennsylvania

March 11, 2005

SPECIAL 2004 TAX INFORMATION (UNAUDITED) FOR VANGUARD ENERGY FUND

This information for the fiscal year ended January 31, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $17,699,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $43,746,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 43.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

30

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31

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members' responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of Unx, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, PlainTalk , and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web www.vanguard.com

Fund Information 800-662-7447

Direct Investor Account Services 800-662-2739

Institutional Investor Services 800-523-1036

Text Telephone 800-952-3335

© 2005 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

Q510 032005

Vanguard® Precious Metals and Mining Fund

January 31, 2005

CONTENTS

1	CHAIRMAN'S LETTER

6	ADVISOR'S REPORT

9	FUND PROFILE

10	GLOSSARY OF INVESTMENT TERMS

11	PERFORMANCE SUMMARY

12	YOUR FUND'S AFTER-TAX RETURNS

13	ABOUT YOUR FUND'S EXPENSES

15	FINANCIAL STATEMENTS

SUMMARY

•	Vanguard Precious Metals and Mining Fund returned 14.2% for the fiscal year ended January 31, 2005, while its benchmark and the average competing fund posted negative returns.

•	The fund's expanded investments in non-precious metals and minerals stocks helped it to outperform comparative standards.

•	Broad stock market returns were muted compared with the fund's excellent gain.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•	Put your interests first at all times.

•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

•	Communicate candidly not only about the rewards of investing but also about the risks and costs.

•	Maintain highly effective controls to safeguard your assets and protect your confidential information.

•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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CHAIRMAN'S LETTER

Dear Shareholder,

A late-year burst in economic growth spurred two trends that benefit investors in precious and nonprecious metals: increased demand for commodities and fear of inflation. When I wrote to you six months ago, Vanguard Precious Metals and Mining Fund was down –7.5% as uncertainty over the future of the U.S. economy kept inflation fears in check. The late-year surge in economic activity pushed the fund to a 12-month gain of 14.2% as of January 31, 2005, the fourth year running it has turned in a double-digit increase.

2005 Total Returns	Fiscal Year Ended January 31
Vanguard Precious Metals and
Mining Fund	14.2%
S&P/Citigroup World Equity Gold Index	-1.9
Average Gold-Oriented Fund*	-4.3
Dow Jones Wilshire 5000 Index	7.2

*Derived from data provided by Lipper Inc.

The same cannot be said for the fund’s benchmark index or for its peer group, both of which focus narrowly on companies involved in the mining and marketing of gold. These comparative standards turned in negative performances for the fund’s fiscal year. It’s worth noting that, beginning on May 28, 2004, your fund’s investment advisor gained broader latitude to invest in nonprecious metals and minerals. This change benefited the fund during the period, when gold lost some of its glitter relative to nonprecious metals and minerals. The price of many gold stocks collapsed in calendar 2004 following a two-year surge in the gold market.

The table above presents the 12-month total returns (capital change plus reinvested distributions) for the fund and its comparative standards. For perspective, we also show the return of the broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index. Details

1

on the fund’s change in net asset value and per-share distributions are shown in the table on page 5.

U.S. STOCK GAINS WERE RESPECTABLE; INTERNATIONAL MARKETS SIZZLED

Investor optimism waxed and waned during the fiscal year as rising corporate profits and improving economic indicators mixed with uncertainty over the sustainability of growth, a relatively weak labor market, surging commodity prices, and geopolitical factors. However, a strong rebound took hold in the second half of the period and gained steam after the presidential election in November.

Generally, small-capitalization stocks outpaced large-caps, and value stocks—those with prices considered low relative to company earnings, book value, and other measures—outpaced their growth counterparts.

Among industry sectors, the top performers were energy-related stocks, which benefited from higher prices and increased worldwide demand for oil.

Market Barometer		Average Annual Total Returns Periods Ended January 31, 2005
		One	Three	Five
		Year	Years	Years

Stocks	Russell 1000 Index (Large-caps)	6.6%	3.8%	-1.4%
	Russell 2000 Index (Small-caps)	8.7	10.3	6.0
	Dow Jones Wilshire 5000 Index	7.2	5.0	-1.1
	(Entire market)
	MSCI All Country World Index
	ex USA (International)	17.4	14.6	0.8

Bonds	Lehman Aggregate Bond Index	4.2%	6.1%	7.9%
	(Broad taxable market)
	Lehman Municipal Bond Index	4.9	6.2	7.5
	Citigroup 3-Month Treasury Bill Index	1.3	1.3	2.7

CPI	Consumer Price Index	3.0%	2.5%	2.5%

International stocks, particularly those in emerging markets, posted outstanding returns compared with U.S. stocks.

Strong gains abroad were enhanced for U.S.-based investors by the decline of the U.S. dollar versus most major currencies. (A weaker dollar means that returns in other currencies translate into more dollars for U.S.-based investors.)

BOND RESULTS DEFIED EXPECTATIONS

As the fiscal year began last February, many bond investors were anticipating a broad increase in interest rates. The economic expansion seemed to be proceeding apace, and the Federal Reserve Board was telegraphing its intention to tighten an unusually accommodative monetary policy. In the end, however, rate changes were quite different for shorter-term and longer-term bonds.

2

Yields of longer-term bonds closed the year at or even below their starting points. These issues were affected by a mid-year series of disappointments in the labor market, record energy prices, and the ongoing operations in Iraq. At the end of January 2005, the yield of the 10-year U.S. Treasury was 4.13%, exactly where it was 12 months earlier. Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 4.2%. Across the maturity spectrum, corporate bonds generally turned in better returns than government securities. Municipal bond returns were particularly strong relative to results for their taxable counterparts.

At the shorter end of the maturity range, where changes in interest rates are generally more closely tied to the Fed’s interest rate moves, yields rose significantly over the 12 months. As anticipated, the Fed raised its target for the federal funds rate through five separate quarter-point increases, which began in June. The federal funds rate ended the period at 2.25%, up from its historical low of 1.00%. The yield of the 3-month Treasury bill, a proxy for money market yields, rose more than 1.5 percentage points, from 0.91% to 2.46%.

WIDER UNIVERSE, STOCK-PICKING DROVE GAINS

Your fund’s investment advisor, M&G Investment Management, made effective use of its ability to expand beyond the gold, silver, platinum, and diamond markets. Vanguard Precious Metals and Mining Fund purchased producers of iron ore, coal, and uranium at a time when demand for raw materials was soaring in emerging markets, particularly China.

Not only did the fund invest heavily in companies that supply these growing markets, but the advisor also successfully selected top performers from the group. One of the fund’s major contributors was Canadian uranium miner Cameco, whose stock soared 130% during the fiscal year. Coal producer Peabody Energy saw its stock rise 114%. Both were among the fund’s ten largest holdings, which together accounted for just over half of the fund’s assets at the end of the fiscal year. In fact, six of the top-ten holdings were also among the top-ten contributors to return, a welcome development in a highly concentrated fund.

The fund’s traditional holdings in precious metals companies produced mixed results. Large gold producers Meridian Gold and First Quantum Minerals contributed significantly to the overall return, thanks mainly to

3

increased reserves and production. On the other hand, the fund’s large holdings in companies producing diamonds and platinum detracted from its return, on balance.

The fund also benefited from the U.S. dollar’s decline. Because most mining companies are based outside the United States, the bulk of the fund’s assets are invested abroad, with Canadian and Australian stocks representing over half of the fund’s investments. The U.S. dollar weakened against both nations’ currencies during the period.

For more details on the fund’s performance and holdings, see the Advisor’s Report on page 6.

THE FUND’S DIVERSIFICATION HAS HELPED ITS RELATIVE RETURNS

Vanguard Precious Metals and Mining Fund’s long-term returns compare very favorably with those of its benchmark index and peer funds. As you can see in the adjacent table, a hypothetical initial investment of $10,000 in the fund would have grown to $21,161 over the past ten years. That amount is $6,548—or more than one-third—higher than the amount that would have resulted from an identical investment in the average peer fund.

Total Returns		Ten Years Ended January 31, 2005
	Average	Final Value
	Annual	a $10,000
	Return	Initial Investment

Precious Metals and
Mining Fund	7.8%	$21,161
S&P/Citigroup World
Equity Gold Index	4.8	15,914
Average Gold-Oriented Fund	3.9	14,613
Dow Jones
Wilshire 5000 Index	11.4	29,369

The difference in performance is attributable both to the investment advisor’s strong stock selection and to the advisor’s ability to avoid overconcentration in gold stocks—an important factor in the markets over the past year. Even before the fund’s recent change in mandate, the advisor could invest in companies involved with silver, platinum, diamonds, and nickel, and these holdings have helped returns at times when gold stocks were out of favor. That variation from the gold standard, as it were, has now increased with the fund’s expansion of its investments in nonprecious metals and minerals.

However, investors should remember that investing across the realm of metal and mineral commodities does not mean that the fund is truly diversified. The fund’s fate may not be hitched to the price of an ounce of gold, but it remains very much tied to a narrow set of trends—industrial

4

demand for metals and minerals, fear of inflation, and the prices of precious metals. And, with ten stocks representing more than half of the portfolio, the fund remains very concentrated.

SECTOR FUNDS SHOULD PLAY A NARROW ROLE

For the three years ended January 31, 2005, the fund averaged a 27.7% annual return, compared with 5.0% for the Dow Jones Wilshire 5000 Index. Such prolonged outperformance can attract investors for the wrong reasons. A sector fund should not be sought out as a way to beat the market, because such a fund is also subject to prolonged periods of underperformance—as long-term investors in this fund know.

The broad stock market is volatile by nature, and an industry-specific slice of the market can be much more volatile. Vanguard Precious Metals and Mining Fund provides low-cost exposure to a market segment with different performance characteristics than the market as a whole—not safer, not better, just different. Vanguard recommends that sector funds represent only a modest portion of a well-balanced and diversified investment program that is suited to your risk tolerance, time horizon, and goals.

Thank you for entrusting your assets to us.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

FEBRUARY 14, 2005

Your Fund's Performance at a Glance		January 31, 2004-January 31, 2005

Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains

Precious Metals and
Mining Fund	$15.29	$16.46	$0.144	$0.859

5

ADVISOR’S REPORT

The Precious Metals and Mining Fund delivered a positive return of 14.2% over the 12 months ended January 31, 2005. This was considerably ahead of the average return of –4.3% from the competitor group of gold funds and the –1.9% return from the Standard & Poor’s/Citigroup World Equity Gold Index. It is especially pleasing to highlight to investors that this result was the fourth straight year of significant positive returns.

THE INVESTMENT ENVIRONMENT

Over the year under review, the price of gold made steady progress, due mainly to continued weakness in the U.S. dollar. Other factors that had previously driven the price up, namely stagnant equity markets and heightened geopolitical tensions, largely dissipated. This, in combination with the overstretched equity valuations that we noted in our report last year, explains why returns from gold equities were lackluster in spite of the buoyant price of bullion. Outside of gold, other metals and minerals stocks made further gains, spurred on by supply constraints and continued growth in demand from emerging markets in general, and China in particular.

THE FUND’S SUCCESSES

Against this background, the decision in May to allow the fund to invest up to half its assets in the shares of mining companies whose operations extend to a broader range of metals and minerals proved rewarding. Many of the fund’s strongest contributions to overall performance came from this category, including Australia’s Sims Group, a well-managed metals recycler, and Canadian uranium miner Cameco. Australian diversified mining group WMC Resources, one of the fund’s largest holdings, rose on news of a takeover bid by Swiss-based mining group Xstrata. In addition, the coal sector has been a particularly successful area for the fund under its broadened mandate, and new additions to the portfolio, U.S. coal groups Peabody Energy and CONSOL Energy, made very strong contributions.

Investment Philosophy

The fund reflects the belief that investors who seek to emphasize precious metals and mining stocks as part of a long-term, balanced investment program are best served by holding a low-cost portfolio of carefully selected securities in the sector.

6

Among the fund’s gold and precious metals holdings, which remain a significant part of the fund, strong contributions came from Canadian gold producers Meridian Gold and First Quantum Minerals. Meridian’s shares gained on the back of a potential new discovery in Chile, while First Quantum benefited from expansion in its African properties.

THE FUND’S SHORTFALLS

By contrast, the fund’s holdings in platinum producers had a negative impact. South Africa’s Anglo American Platinum and the United Kingdom’s Lonmin, both of which have their operations in South Africa, suffered as their operating costs increased. Nonetheless, we remain very positive on the outlook for platinum shares, given the rising demand for the metal and the limited number of producers around the world.

THE FUND’S POSITIONING

Over the past 12 months, the fund experienced a higher-than-normal degree of activity, due to the decision to broaden the fund’s mandate. In addition to the strongly performing new entrants mentioned above, new positions established over the year included Brazilian iron-ore miner Companhia Vale do Rio Doce, Canadian diversified miner Falconbridge, and French nickel group Eramet. Within the gold and precious metals area, we purchased Centerra Gold, a Canadian company with mines in central Asia. We also increased our exposure to the above-mentioned platinum producers.

Disposals included Russian nickel producer Norilsk Nickel, where, prompted by mounting concerns over the political situation in Russia, we took advantage of a lengthy period of excellent performance to sell. We also sold the holding in Papua New Guinea-based gold producer Lihir Gold and reduced exposure to South African gold producer AngloGold Ashanti, following its successful takeover of Ghana-based Ashanti Goldfields.

Looking ahead, the long-term fundamentals for the mining sector are enormously compelling. The industrialization of China and India will continue to drive sustained, strong demand for a wide range of raw materials, while ongoing consolidation within the industry is likely to act as a highly supportive factor. We also expect the inverse relationship between gold (and to a lesser extent, base metals) and the U.S. dollar to

7

be a key support for these assets in the coming year if the dollar continues to weaken. We will continue to take advantage of the fund’s expanded investment universe by investing in a wide range of well-managed, attractively valued mining companies that we believe will benefit from these themes.

Graham E. French, PORTFOLIO MANAGER

M&G INVESTMENT MANAGEMENT LTD.

FEBRUARY 18, 2005

8

FUND PROFILE
As of 1/31/2005	This Profile provides a snapshot of the fund’s characteristics, compared where indicated with a broad market index. Key terms are defined on page 10.

PRECIOUS METALS AND MINING FUND
Portfolio Characteristics
		Broad
	Fund	Index*

Number of Stocks	36	4,967
Median Market Cap	$5.3B	$27.2B
Price/Earnings Ratio	19.8x	21.4x
Price/Book Ratio	3.1x	2.8x
Return on Equity	13.7%	15.8%
Earnings Growth Rate	5.0%	7.7%
Foreign Holdings	88.9%	1.0%
Turnover Rate	36%	—
Expense Ratio	0.48%	—
Short-Term Reserves	4%	—

Volatility Measures
		Broad
	Fund	Index*

R-Squared	0.11	1.00
Beta	0.60	1.00

Country Diversification (% of portfolio)

Canada	28%
Australia	23
South Africa	13
United States	11
United Kingdom	6
France	5
Peru	4
Brazil	4
Germany	2

Short-Term Reserves	4%

Total	100%

*Dow Jones Wilshire 5000 Index.

Ten Largest Holdings (% of total net assets)

Impala Platinum Holdings Ltd. ADR	7.3%
BHP Billiton Ltd.	6.0
Rio Tinto Ltd.	5.9
WMC Resources Ltd.	5.5
Meridian Gold Co.	5.4
Lonmin PLC	5.4
Placer Dome Inc.	5.1
Aber Diamond Corp.	4.6
Peabody Energy Corp.	4.4
Cameco Corp.	4.1

Top Ten	53.7%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

        Visit our website at Vanguard.com
for regularly updated fund information.

9

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

10

PERFORMANCE SUMMARY
As of 1/31/2005	All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

PRECIOUS METALS AND MINING FUND

Cumulative Performance January 31, 1995–January 31, 2005

	Average Annual Total Returns Periods Ended January 31, 2005			Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

Precious Metals and Mining Fund*	14.20	22.20%	7.78%	$21,161
Dow Jones Wilshire 5000 Index	7.24	-1.12	11.38	29,369
S&P/Citigroup World Equity Gold Index	-1.95	17.02	4.76	15,914
Average Gold-Oriented Fund**	-4.30	19.49	3.87	14,613

Fiscal-Year Total Returns (%) January 31, 1995–January 31, 2005

Average Annual Total Returns for periods ended December 31, 2004

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Precious Metals and Mining Fund*	5/23/1984	8.09%	20.31%	3.33%	2.76%	6.09%

  *Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 19 for dividend and capital gains information.

11

YOUR FUND’S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns		Periods Ended January 31, 2005

	One Year	Five Years	Ten Years
Precious Metals and Mining Fund*
Returns Before Taxes	14.20%	22.20%	7.78%
Returns After Taxes on Distributions	13.22	20.45	6.70
Returns After Taxes on Distributions and Sale of Fund Shares	10.54	18.64	6.16

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

12

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended January 31, 2005
	Beginning	Ending	Expenses
Precious Metals	Account Value	Account Value	Paid During
and Mining Fund	July 31, 2004	Jan. 31, 2005	Period*

Based on Actual
Fund Return	$1,000.00	$1,234.01	$2.70

Based on Hypothetical
5% Yearly Return	1,000.00	1,022.72	2.44

* The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.48%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

13

Expense Ratios:
Your fund compared with its peer group

		Average
		Gold-Oriented
	Fund	Fund

Precious Metals and Mining Fund	0.48%	1.76%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

Note that the expenses shown in the table on page 13 are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% fee on redemptions of shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

14

As of 1/31/2005	FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Precious Metals and Mining Fund	Shares	Market Value^ (000)
COMMON STOCKS (96.6%)

Australia (23.0%)
BHP Billiton Ltd.	4,350,000	$ 54,847
WMC Resources Ltd.	9,100,000	50,422
Rio Tinto Ltd.	1,400,000	46,543
Sims Group Ltd.	2,200,000	30,688
Iluka Resources Ltd.	4,100,000	19,890
Alumina Ltd.	1,150,000	5,427
* Equinox Minerals Ltd.	3,796,666	2,295
* Tanami Gold NL	18,170,000	2,112

		212,224

Brazil (3.8%)
Companhia Vale do Rio
Doce ADR	1,145,000	34,636

Canada (28.5%)
*Meridian Gold Inc.	2,700,000	49,923
* Aber Diamond Corp.	1,300,000	42,665
* Cameco Corp.	1,095,000	37,596
Placer Dome Inc.--
(Australia Shares)	1,550,000	26,359
Falconbridge Ltd.	975,000	23,912
* First Quantum Minerals Ltd.	1,460,100	22,359
* Placer Dome Inc.	1,232,400	20,958
* Barrick Gold Corp.	900,000	19,658
* Centerra Gold Inc.	500,000	8,281
* Inco Ltd.	200,000	6,582
* Southern Platinum Corp.	1,670,400	3,177
* SouthernEra Diamonds, Inc.	2,670,400	904

		262,374

France (5.4%)
Imerys SA	318,805	26,638
Eramet SLN	246,904	22,690

		49,328

Germany (2.0%)
K+S AG	369,773	18,534

Papua New Guinea (0.1%)
* Bougainville Copper Ltd.	2,000,000	915

15

Precious Metals and Mining Fund	Shares	Market Value^ (000)

Peru (3.9%)
Compania de Minas
Buenaventura S.A.u. ADR	1,700,000	$ 36,159

South Africa (12.9%)
Impala Platinum Holdings
Ltd. ADR	3,200,000	67,083
Anglo American
Platinum Corp. Ltd. ADR	1,025,000	37,076
AngloGold Ashanti Ltd. ADR	450,000	14,747

		118,906

United Kingdom (6.3%)
Lonmin PLC	2,749,129	49,881
Rio Tinto PLC	250,000	7,780
* Zambezi Resources Ltd.	2,083,333	766

		58,427

United States (10.7%)
Peabody Energy Corp.	475,000	40,256
CONSOL Energy, Inc.	750,000	31,643
Alcoa Inc.	800,000	23,608
Arch Coal, Inc.	88,000	3,216

		98,723

TOTAL COMMON STOCKS
(Cost $607,500)		890,226

PRECIOUS METALS (0.2%)

* Platinum Bullion (2,009 Ounces)
(Cost $1,213)		1,745

TEMPORARY CASH INVESTMENTS (11.6%)
Vanguard Market
Liquidity Fund, 2.36%**	35,542,393	35,542
Vanguard Market
Liquidity Fund,
2.36%**--Note F	71,486,500	71,487

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $107,029)		107,029

TOTAL INVESTMENTS (108.4%)
(Cost $715,742)		999,000

		Market
		Value^
		(000)

OTHER ASSETS AND LIABILITIES (-8.4%)

Other Assets--Note C		$ 5,049
Security Lending Collateral
Payable to Brokers---Note F		(71,487)
Other Liabilities		(11,404)

		(77,842)

NET ASSETS (100%)

Applicable to 55,958,869 outstanding
$.001 par value shares of beneficial interest
(unlimited authorization)		$921,158

NET ASSET VALUE PER SHARE		$16.46

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.

AT JANUARY 31, 2005, NET ASSETS CONSISTED OF:
	Amount	Per
	(000)	Share

Paid-in Capital	$710,591	$12.70
Overdistributed Net
Investment Income	(30,085)	(.54)
Accumulated Net
ealized Losses	(42,615)	(.76)
Unrealized Appreciation
Investment Securities	283,258	5.06
Foreign Currencies	9	--

NET ASSETS	$921,158	$16.46

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

16

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Precious Metals and Mining Fund Year Ended January 31, 2005 (000)
INVESTMENT INCOME
Income
Dividends*	$ 11,223
Interest	566
Security Lending	124

Total Income	11,913

Expenses
Investment Advisory Fees--Note B	1,146
The Vanguard Group--Note C
Management and Administrative	1,833
Marketing and Distribution	66
Custodian Fees	83
Auditing Fees	18
Shareholders' Reports	37
Trustees' Fees and Expenses	1

Total Expenses	3,184

NET INVESTMENT INCOME	8,729

REALIZED NET GAIN (LOSS)
Investment Securities Sold	64,671
Foreign Currencies	(150)

REALIZED NET GAIN (LOSS)	64,521

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	30,565
Foreign Currencies	11

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	30,576

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$103,826

*Dividends are net of foreign withholding taxes of $558,000.

17

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	Precious Metals and Mining Fund
	Year Ended January 31,
	2005 (000)	2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$8,729	$8,831
Realized Net Gain (Loss)	64,521	22,111
Change in Unrealized Appreciation (Depreciation)	30,576	169,872

Net Increase (Decrease) in Net Assets Resulting from Operations	103,826	200,814

Distributions
Net Investment Income	(7,256)	(36,332)
Realized Capital Gain*	(43,291)	--

Total Distributions	(50,547)	(36,332)

Capital Share Transactions[1]
Issued	316,514	--
Issued in Lieu of Cash Distributions	46,989	33,737
Redeemed**	(103,934)	(126,783)

Net Increase (Decrease) from Capital Share Transactions	259,569	(93,046)

Total Increase (Decrease)	312,848	71,436

Net Assets
Beginning of Period	608,310	536,874

End of Period	$921,158	$608,310

[1]Shares Issued (Redeemed)
Issued	20,030	--
Issued in Lieu of Cash Distributions	2,850	2,170
Redeemed	(6,715)	(10,108)

Net Increase (Decrease) in Shares Outstanding	16,165	(7,938)

*Includes short-term gain distributions totaling $353,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
** Net of redemption fees of $296,000 and $81,000, respectively.

18

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Precious Metals and Mining Fund

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$15.29	$11.25	$9.31	$7.51	$7.67

Investment Operations
Net Investment Income	.185*	.194	.25	.28	.22
Net Realized and Unrealized Gain (Loss) on Investments**	1.988	4.780	2.18	1.91	(.18)

Total from Investment Operations	2.173	4.974	2.43	2.19	.04

Distributions
Dividends from Net Investment Income	(.144)	(.934)	(.49)	(.39)	(.20)
Distributions from Realized Capital Gains	(.859)	--	--	--	--

Total Distributions	(1.003)	(.934)	(.49)	(.39)	(.20)

Net Asset Value, End of Period	$16.46	$15.29	$11.25	$9.31	$7.51

Total Return†	14.20%	44.07%	26.51%	30.05%	0.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$921	$608	$537	$410	$307
Ratio of Total Expenses to Average Net Assets	0.48%	0.55%	0.60%	0.63%	0.65%
Ratio of Net Investment Income to Average Net Assets	1.32%	1.61%	2.14%	3.45%	2.94%
Portfolio Turnover Rate	36%	15%	43%	52%	17%

*Calculated based on average shares outstanding.
** Includes increases from redemption fees of $.01, $.00, $.02, $.00, and $.00.
† Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

19

NOTES TO FINANCIAL STATEMENTS

Vanguard Precious Metals and Mining Fund (formerly Vanguard Precious Metals Fund) is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund's pricing time, to determine whether a significant change in value has occurred. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Precious metals are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund's fair value procedures, exchange rates may be adjusted if they change significantly before the fund's pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m., Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.	Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

20

5.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.	Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.	Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. M&G Investment Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2005, the investment advisory fee represented an effective annual rate of 0.17% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2005, the fund had contributed capital of $117,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2005, the fund realized net foreign currency losses of $150,000, which permanently decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation on passive foreign investment company holdings at January 31, 2005, of $29,906,000 has been distributed and is reflected in the balance of overdistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $401,000 from undistributed net investment income, and $2,389,000 from accumulated net realized gains, to paid-in capital.

During 2001, the fund elected to use a provision of the Taxpayer Relief Act of 1997 to mark-to-market certain appreciated securities held on January 1, 2001; such securities were treated as sold and repurchased, with unrealized gains of $46,006,000 becoming realized, for tax purposes. The mark-to-market

21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

created a difference between the cost of investments for financial statement and tax purposes, which will reverse when the securities are sold. Through January 31, 2005, the fund realized gains on the sale of these securities of $1,494,000 for financial statement purposes, which were included in prior year mark-to-market gains for tax purposes. The remaining difference of $44,512,000 is reflected in the balance of accumulated net realized losses; the corresponding difference between the securities’ cost for financial statement and tax purposes is reflected in unrealized appreciation.

The fund used a capital loss carryforward of $17,094,000 to offset taxable capital gains realized during the year ended January 31, 2005, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at January 31, 2005, the fund had $1,111,000 of ordinary income and $1,670,000 of long-term capital gains available for distribution.

At January 31, 2005, net unrealized appreciation of investment securities for tax purposes was $208,840,000, consisting of unrealized gains of $225,557,000 on securities that had risen in value since their purchase and $16,717,000 in unrealized losses on securities that had fallen in value since their purchase or since being marked-to-market for tax purposes.

E. During the year ended January 31, 2005, the fund purchased $442,692,000 of investment securities and sold $233,573,000 of investment securities other than temporary cash investments.

F. The market value of securities on loan to broker/dealers at January 31, 2005, was $68,923,000, for which the fund received cash collateral of $71,487,000.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Precious Metals and Mining Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Precious Metals and Mining Fund (the “Fund”) at January 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 11, 2005

SPECIAL 2004 TAX INFORMATION

(UNAUDITED) FOR VANGUARD PRECIOUS METALS AND MINING FUND

This information for the fiscal year ended January 31, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $7,609,000 of qualified dividend income to shareholders during the fiscal year.

23

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members' responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of Unx, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
800-662-7447

Direct Investor
Account Services
800-662-2739

Institutional Investor
Services
800-523-1036

Text Telephone
800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
orporation,Distributor.

Q530 032005

Vanguard® Health Care Fund

January 31, 2005

CONTENTS

  1 CHAIRMAN'S LETTER
  6 NOTICE TO SHAREHOLDERS
10 ADVISOR'S REPORT
12 FUND PROFILE
13 GLOSSARY OF INVESTMENT TERMS
14 PERFORMANCE SUMMARY
16 YOUR FUND'S AFTER-TAX RETURNS
17 ABOUT YOUR FUND'S EXPENSES
19 FINANCIAL STATEMENTS

SUMMARY

• Vanguard Health Care Fund posted a return of 3.8% for the fiscal year ended January 31, 2005, lagging the broad market but easily outpacing its comparative measures.
• Major pharmaceutical companies were hit hard during the period by news of potentially adverse side effects caused by some of their key products.
• Less exposure to certain drugmakers, coupled with greater diversification across health care industries here and abroad, boosted the fund’s relative performance.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.
• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
• Communicate candidly not only about the rewards of investing but also about the risks and costs.
• Maintain highly effective controls to safeguard your assets and protect your confidential information.
• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Want less clutter in your mailbox? Just register with
 Vanguard.com ® and opt to get fund reports online.

CHAIRMAN’S LETTER

Dear Shareholder,

Major pharmaceutical companies dragged down the health care sector during the 12 months ended January 31, 2005. With its broad diversification across health care industries and its exposure to international stocks, Vanguard Health Care Fund fared better than its comparative standards. The fund earned 3.8%—a modest result that fell short of the return of the broad stock market but exceeded the results for the benchmark index and the average competing mutual fund.

2005 Total Returns	Fiscal Year Ended January 31

Vanguard Health Care Fund
Investor Shares	3.8%
Admiral Shares	3.8
S&P Health Sector Index	-4.2
Average Health/Biotechnology Fund*	0.8
Dow Jones Wilshire 5000 Index	7.2

*Derived from data provided by Lipper Inc.

The table at left shows 12-month total returns (capital change plus reinvested distributions) for the fund’s two share classes. For comparison, the table also lists returns for the unmanaged Standard & Poor’s Health Sector Index, the average peer fund, and the broad U.S. equity market as measured by the Dow Jones Wilshire 5000 Composite Index. Changes in share price and per-share distributions can be found in the table on page 5. If you hold the Health Care Fund in a taxable account, you may wish to review the fund’s after-tax returns on page 16.

U.S. STOCK GAINS WERE RESPECTABLE; INTERNATIONAL MARKETS SIZZLED

Investor optimism waxed and waned during the fiscal year as rising corporate profits and improving economic indicators mixed with uncertainty over the sustainability of growth, a relatively weak labor market, surging commodity prices, and geopolitical factors. However, a strong rebound took hold in the second half, gaining steam after the presidential election in November.

Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Generally, small-capitalization stocks outpaced large-caps, and value stocks—those with prices considered low relative to company earnings, book value, and other measures—outpaced their growth counterparts. Among industry sectors, the top performers were energy-related stocks, which benefited from higher prices and increased demand for oil products.

International stocks, particularly those in emerging markets, posted outstanding returns compared with U.S. stocks. Strong gains abroad were enhanced for U.S.-based investors by the decline of the U.S. dollar versus most major currencies. (A weaker dollar means that returns in other currencies translate into more dollars for U.S.-based investors.)

BOND RESULTS DEFIED EXPECTATIONS

As the fiscal year began last February, many bond investors were anticipating a broad increase in interest rates. The economic expansion seemed to be proceeding apace, and the Federal Reserve Board was telegraphing its intention to tighten an unusually accommodative monetary policy. In the end, however, rate changes were quite different for shorter-term and longer-term bonds.

Market Barometer	Average Annual Total Returns Periods Ended January 31, 2005
	One Year	Three Years	Five Years

Stocks
Russell 1000 Index (Large-caps)	6.6%	3.8%	-1.4%
Russell 2000 Index (Small-caps)	8.7	10.3	6.0
Dow Jones Wilshire 5000 Index	7.2	5.0	-1.1
(Entire market)
MSCI All Country World Index
ex USA (International)	17.4	14.6	0.8

Bonds
Lehman Aggregate Bond Index	4.2%	6.1%	7.9%
(Broad taxable market)
Lehman Municipal Bond Index	4.9	6.2	7.5
Citigroup 3-Month Treasury Bill Index	1.3	1.3	2.7

CPI
Consumer Price Index	3.0%	2.5%	2.5%

Yields of longer-term bonds closed the year at or even below their starting points. These issues were affected by a mid-year series of disappointments in the labor market, record energy prices, and the ongoing operations in Iraq. At the end of January 2005, the yield of the 10-year U.S. Treasury bond was 4.13%, exactly where it was 12 months earlier. Across the maturity spectrum, corporate bonds generally turned in better returns than government securities.

At the shorter end of the maturity range, where interest rates are generally more closely tied to the Fed’s interest rate moves, yields rose significantly over the 12 months. As anticipated, the Fed raised its target for the federal funds rate through five separate quarter-point increases, which began in June. The fed funds rate ended the period at 2.25%, up from its historical low of 1.00%. The yield of the 3-month Treasury bill, a proxy for money market yields, rose more than 1.5 percentage points, from 0.91% to 2.46%.

DRUG COMPLICATIONS BATTERED HEALTH CARE

Bad news about certain key drugs caused the stocks of several major pharmaceutical companies to plummet during the 12 months. Among those affected were Merck (–39%), Pfizer (–33%), and Eli Lilly (–19%). Merck pulled its painkiller Vioxx off the market after a study showed an increased risk of heart attack. Pfizer’s Celebrex and Eli Lilly’s Strattera were also linked to potential health problems, causing the companies to strengthen warning labels.

Pfizer was the Health Care Fund’s largest holding, making up roughly 6% of assets on average. However, this was a fraction of the stock’s 18% weighting in the S&P Health Sector Index. Your fund also had smaller weightings than the index in several other drugmakers, including Merck and Eli Lilly, greatly enhancing the fund’s performance relative to the index.

The fund’s greater diversification across health care industries was another plus. Among the largest individual contributors to 12-month performance were health care providers Aetna and Humana, pharmacy chain CVS, and syringe manufacturer Becton, Dickinson. Also boosting performance were investments in foreign companies, such as Fujisawa Pharmaceutical, whose solid returns were enhanced for the fund by the decline of the U.S. dollar.

For more information about the fund’s performance and its individual securities, please see the Advisor’s Report that begins on page 10.

THE FUND’S LONG-TERM RECORD IS OUTSTANDING

It should be kept in mind that one year’s results aren’t sufficient for evaluating a long-term investment, because many factors can drastically affect a fund’s absolute and relative performance in the short term. For example, the fund’s diversification within its sector helped it to outstrip its benchmarks over the past fiscal year—but caused it to lag them during the previous fiscal period, when biotechnology stocks soared.

Long-term performance is a better gauge of how well a fund meets its mandate, and here the Health Care Fund truly shines.

Total Returns		Ten Years Ended January 31, 2005
	Average Annual Return	Final Value of a $25,000 Initial Investment

Health Care Fund
Investor Shares	19.4%	$146,765
S&P Health Sector Index	14.0	92,900
Average Health/
Biotechnology Fund	13.5	88,591
Dow Jones
Wilshire 5000 Index	11.4	73,422

The accompanying table shows the fund’s average annual return for the ten years ended January 31, along with the returns of its comparative standards. The table also shows what would have happened to a hypothetical $25,000 investment made in each at the start of the period. That investment in the Health Care Fund would have grown to $146,765—nearly six times the initial amount. That’s about $58,000 more than the result for the average health/biotechnology fund and almost double the total for the broad market index.

Clearly, the fund’s portfolio manager, Edward P. Owens, and his colleagues at Wellington Management Company added value through stock-picking skill. Vanguard’s low costs have also helped by allowing more of the fund’s gains to go into shareholders’ pockets. The managers of higher-cost funds must clear a steeper hurdle just to stay in the race. (For a comparison of your fund’s expense ratio with the average expense ratio of its competitors, see page 18.) As with many investments, there is no guarantee that such performance will continue in the future, but we have confidence that the fund’s returns will remain competitive.

BALANCE AND DIVERSIFICATION STILL KEY TO LONG-TERM SUCCESS

I’ve noted that the Health Care Fund is diversified within its sector. For an investor, though, diversification should extend much farther—both within and across the major asset classes. The more concentrated a portfolio, the greater its susceptibility to volatility that can wipe out previous gains. For that reason, Vanguard has always counseled investors to maintain exposure to stocks, bonds, and short-term investments in proportions suitable for their unique circumstances and risk tolerance. Such a balanced portfolio, coupled with low costs and the discipline to ignore investment fads, can help you reach your long-term financial objectives.

If you want more information about creating such an investment plan, I suggest visiting Vanguard.com. Our website provides many interactive tools that you might find useful.

Thank you for entrusting your hard-earned dollars to Vanguard.

Sincerely,

John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

FEBRUARY 9, 2005

NOTICE TO SHAREHOLDERS

FUND CLOSES TO NEW INVESTORS, CUTS PERIOD SUBJECT TO REDEMPTION FEE

Vanguard Health Care Fund closed to new investors on March 23, 2005. The fund’s board of trustees decided that the closure was necessary to protect the interests of existing shareholders. The $22 billion fund has grown considerably over the past several years, more than doubling in size since December 2000. The trustees believe that closing the fund will temper cash flow and help preserve the manager’s ability to deploy the fund’s assets effectively. Shareholders who owned fund accounts as of March 23 may continue to invest without limitation. In a separate action, the trustees decided to reduce the holding period to which the fund’s redemption fee applies. The fund now charges a 1% fee on redemptions and exchanges of shares held for less than one year. The fee previously applied to shares held for less than five years. This change also took effect on March 23.

Your Fund's Performance at a Glance		January 31, 2004-January 31, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Health Care Fund
Investor Shares	$124.29	$123.84	$1.112	$3.995
Admiral Shares	52.44	52.25	0.511	1.686

NOTICE TO SHAREHOLDERS

The board of trustees of Vanguard Health Care Fund has decided to adopt a new advisory fee schedule for the fund, effective May 27, 2005. The new schedule is expected to raise the fund’s expense ratio to 0.23% from 0.22% for Investor Shares and to 0.16% from 0.15% for Admiral Shares. The increase represents an additional $1 in costs on a $10,000 investment. This change will not affect the fund’s investment objective, policies, or strategies. The fund’s trustees regularly evaluate its investment advisory agreement, focusing on factors such as the advisor’s investment process, style consistency, and performance, as well as the composition and depth of the management and research teams. In deciding to adopt the new fee schedule, the trustees considered the fund’s performance and a wide range of information relating to Wellington Management Company, LLP, which has managed the fund since its inception in 1984.

The fund has entered into a new investment advisory agreement with Wellington Management Company to reflect the new fee schedule; however, other terms of the existing agreement have not changed. Under the new agreement, the fund pays Wellington Management Company a fee at the end of each fiscal quarter. The fee is calculated by applying an annual percentage rate to the fund’s average month-end net assets for the quarter, as follows:

Annual Percentage Rate Schedule
Average Month-End Net Assets	Annual Percentage Rate	Average Month-End Net Assets	Annual Percentage Rate

On the first $500 million	0.150%	On the next $10 billion	0.075%
On the next $500 million	0.125%	Over $12 billion	0.050%
On the next $1 billion	0.100%

For the fiscal year ended January 31, 2005, the advisory fee paid by Vanguard Health Care Fund was $12.0 million, or 0.06% of the fund’s net assets. Under the amended agreement, the fund’s total annual advisory fees are expected to increase marginally to 0.07% of assets. If the new fee schedule had been in place throughout the fiscal year ended January 31, 2005, the advisory fee paid by the fund would have been $14.8 million, or 0.07% of the fund’s net assets. The average advisory fee paid by funds in Vanguard Health Care Fund’s Lipper peer group was 0.70% of assets as of January 31, 2005.

BOARD APPROVAL OF THE AMENDED AND RESTATED INVESTMENT ADVISORY
AGREEMENT WITH WELLINGTON MANAGEMENT COMPANY

Wellington Management Company is responsible for managing the investment and reinvestment of Vanguard Health Care Fund’s assets and for continuously reviewing, supervising, and administering the fund’s investment program. The advisor discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.

Vanguard Health Care Fund’s trustees retained Wellington Management Company under the terms of an Amended and Restated Investment Advisory Agreement. The board’s decision to revise the current advisory fee schedule was based upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance results. In considering whether to approve the new agreement, the board engaged in arms-length discussions with Wellington Management Company and considered the following factors, among others:

• The trustees considered the benefits to shareholders of continuing to retain Wellington Management Company as the advisor to the fund, particularly in light of the nature, extent, and quality of services provided by Wellington. The board considered the quality of investment management to the fund over both the short and long term and the organizational depth and stability of the firm. The board noted that Wellington Management Company has been the fund’s advisor since the fund’s inception in 1984, and that the firm has over 75 years of investment management experience. The board found that the new advisory fee schedule should benefit the fund and its shareholders because it will help Wellington Management Company retain and build on a stable, talented, and competitive portfolio management team that manages the industry’s largest health care fund.

• The trustees considered the investment performance of the fund compared with those of the fund’s peer group and relevant benchmarks. The trustees concluded that the fund has consistently outperformed both the S&P Health Sector Index and the fund’s peer group under Wellington Management Company.

• The trustees considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after the adjustment, the fund’s advisory fee remains significantly below that of most of its peers.

• The trustees considered the extent to which economies of scale would be realized as the fund grows, including a consideration of appropriate breakpoints in the fee schedule. By including asset-based breakpoints in the fee schedule, the fund’s trustees ensure that if the fund continues to grow, investors will benefit by realizing economies of scale in the form of a lower advisory fee ratio.

The trustees considered all of the circumstances and information provided by both Wellington Management Company and Vanguard regarding the performance of the fund, and concluded that approval of the Amended and Restated Investment Advisory Agreement is in the best interest of the fund and its shareholders.

The advisory agreement will continue for one year from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the fund’s trustees, a majority of whom are not “interested persons” of either the fund or Wellington Management Company as defined in federal securities laws.

BACKGROUND INFORMATION ON WELLINGTON MANAGEMENT COMPANY

Wellington Management Company, a Massachusetts partnership with offices at 75 State Street, Boston, MA 02109, is an investment firm that was founded in 1928. As of December 31, 2004, Wellington Management Company managed over $470 billion in assets for a variety of clients, including mutual funds, institutions, and separate accounts.

The manager primarily responsible for overseeing Vanguard Health Care Fund is Edward P. Owens, senior vice president and partner of Wellington Management Company. Mr. Owens has worked in investment management since 1974, and has been manager of the fund since its inception in1984. Education: B.S., University of Virginia; M.B.A., Harvard Business School.

Wellington Management Company is owned by its 87 partners, all of whom are active members of the firm. The managing partners of the firm are Laurie A. Gabriel, John R. Ryan, and Perry M. Traquina. Please note that the managing partners are not necessarily those with the largest economic interests in the firm.

VANGUARD’S POLICIES FOR MANAGING CHANGES TO INVESTMENT ADVISORY ARRANGEMENTS

Vanguard has adopted practical and cost-effective policies for managing the Vanguard funds’ arrangements with their unaffiliated investment advisors, as permitted by a recent order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to receive permission from the SEC to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC allowed the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders. Over the past 11 years, many mutual fund companies have followed Vanguard’s lead in obtaining similar arrangements from the SEC. As the SEC gained experience in this area, it granted more flexible conditions to other fund companies than it had granted to Vanguard in 1993. Consequently, Vanguard asked the SEC for permission to update its policies concerning its arrangements with outside investment advisors.

Our Updated Policies

The SEC has granted Vanguard permission to follow even more practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements:

• Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, Vanguard was required to notify shareholders at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

• Redemption fees. Vanguard Health Care Fund charges a redemption fee. Previously, the Vanguard funds were required to waive their redemption fees for 90 days after giving notice of an advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

Please consult Vanguard Health Care Fund’s Statement of Additional Information for a complete explanation of how advisory fees are calculated.

ADVISOR’S REPORT

Vanguard Health Care Fund advanced 3.8% for the fiscal year ended January 31, 2005. In comparison, the Standard & Poor’s 500 Index was up 6.2%, the S&P Health Sector Index down –4.2%, and the average health/biotechnology fund up 0.8%.

THE INVESTMENT ENVIRONMENT

Product failures and safety concerns, patent expiration issues, and public focus on high U.S. drug prices led to a difficult year for major pharmaceutical companies. The medical products and health services subsectors fared well, and companies abroad performed somewhat better in aggregate than those in the United States. Our fund was able to do better than the sector index and the competitive fund group by having greater exposure to the better-performing categories.

OUR SUCCESSES

Our three best stocks were health service companies: two managed-care companies, Aetna and Humana, and the drugstore chain CVS. We also had good results from two medical-products companies—Gambro and Becton, Dickinson—and the biotech companies Gilead and Biogen Idec (whose shares dropped sharply after the fiscal year ended when the company suspended sales and trials of one of its drugs).

Investment Philosophy

The fund reflects the belief that investors who seek to emphasize health care stocks as part of a long-term, balanced investment program are best served by holding a portfolio of securities well diversified across the sector.

OUR WEAKNESSES

Our pharmaceutical holdings were weak, in line with that sector. In particular, Pfizer, AstraZeneca, and Forest Labs detracted from our results. However, because the fund had a lower weighting in pharmaceuticals than the health sector index, the group’s weakness actually helped our performance relative to the benchmark.

THE FUND’S POSITIONING

Our long-held strategy of low turnover, long-term orientation, and diversification—both geographically and across health care subsectors—

stood us in good stead again over the past year. We added incrementally to our stake in the weakly performing pharmaceutical subsector during the year, in line with our normal tactic of buying into weakness and selling into strength.

The health care industry faces many near-term challenges as governments try to mitigate the impact of its inexorable growth. We hope that we have positioned the fund to temper these risks while benefiting from the superior natural growth that is being driven by amazing advances in biotechnology research and the burgeoning need for health care as the population ages.

Edward P. Owens, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

WELLINGTON MANAGEMENT COMPANY, LLP

FEBRUARY 14, 2005

Portfolio Changes	Fiscal Year Ended January 31, 2005
Comments

Additions
Takeda Chemical Industries	Top Japanese pharmaceutical.
Cardinal Health	Added on price weakness.
AstraZeneca	Added on price weakness.
Forest Laboratories	Added on price weakness.

Reductions
Merck	Patent and litigation issues.
Aetna	Reduced on strength.
AmerisourceBergen	We focused on other distributors.
Sanofi-Aventis	Reduced oversize position after merger.

See page 19 for a complete
listing of the fund’s holdings .

As of 1/31/2005

FUND PROFILE
This Profile provides a snapshot of the fund’s characteristics, compared where indicated with a broad market index. Key terms are defined on page 13.

HEALTH CARE FUND

Portfolio Characteristics
	Fund	Broad Index*

Number of Stocks	103	4,967
Median Market Cap	$22.1B	$27.2B
Price/Earnings Ratio	25.9x	21.4x
Price/Book Ratio	3.3x	2.8x
Yield		1.6%
Investor Shares	1.1%
Admiral Shares	1.1%
Return on Equity	20.4%	15.8%
Earnings Growth Rate	14.0%	7.7%
Foreign Holdings	31.4%	1.0%
Turnover Rate	13%	--
Expense Ratio		--
Investor Shares	0.22%
Admiral Shares	0.15%
Short-Term Reserves	10%	--

Volatility Measures
	Fund	Broad Index*

R-Squared	0.70	1.00
Beta	0.62	1.00

Sector Diversification (% of portfolio)

Biotech Research & Production	9%
Consumer Staples	3
Drugs & Pharmaceuticals	26
Electronics--Medical Systems	2
Financial Services	1
Health & Personal Care	4
Health Care Facilities	3
Health Care Management Services	5
International	29
Materials & Processing	1
Medical & Dental Instruments & Supplies	5
Medical Services	1
Producer Durables	1

Short-Term Reserves	10%

Ten Largest Holdings (% of total net assets)

Pfizer Inc.	4.2%
Sanofi-Aventis	4.0
AstraZeneca Group PLC	3.9
Cardinal Health, Inc.	3.3
Novartis AG (Registered)	3.0
Roche Holdings AG	3.0
Eli Lilly & Co.	3.0
Amgen, Inc.	2.6
Abbott Laboratories	2.6
Schering-Plough Corp.	2.6

Top Ten	32.2%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Country Diversification

United States	62%
Japan	8
Switzerland	7
United Kingdom	5
France	4
Germany	2
Sweden	1
Other	1

Short-Term Reserves	10%

Investment Focus

*Dow Jones Wilshire 5000 Index.

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio . The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

As of 1/31/2005

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

HEALTH CARE FUND

Cumulative Performance January 31, 1995–January 31, 2005

	Average Annual Total Returns Periods Ended January 31, 2005
	One Year	Five Years	Ten Years	Final Value of a $25,000 Investment

Health Care Fund Investor Shares*	2.76%	11.57%	19.36%	$146,765
Dow Jones Wilshire 5000 Index	7.24	-1.12	11.38	73,422
S&P Health Sector Index	-4.17	0.62	14.03	92,900
Average Health/Biotechnology Fund**	0.82	3.59	13.49	88,591

	One Year	Since Inception†	Final Value of a $250,000 Investment

Health Care Fund Admiral Shares*	2.85%	6.56%	$306,700
Dow Jones Wilshire 5000 Index	7.24	5.58	297,727
S&P Health Sector Index	-4.17	-2.55	230,077

Fiscal-Year Total Returns (%) January 31, 1995–January 31, 2005

*Reflective of the 1% fee assessed on redemptions of shares purchased on or after April 19, 1999, and held for less than five years.
**Derived from data provided by Lipper Inc.
† November 12, 2001.
Note: See Financial Highlights tables on pages 25 and 26 for dividend and capital gains information.

Average Annual Total Returns for periods ended December 31, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Health Care Fund
Investor Shares	5/23/19	9.51%	12.93%	18.99%	1.16%	20.15%
Fee-Adjusted Returns*	8.46	12.93	18.99	1.16	20.15
Admiral Shares	11/12/2	9.59	7.83**	--	--	--
Fee-Adjusted Returns*	8.54	7.54**	--	--	--

*Reflective of the 1% fee assessed on redemptions of shares purchased on or after April 19, 1999, and held for less than five years. **Return since inception.

YOUR FUND’S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes. Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended January 31, 2005
	One Year	Five Years	Ten Years

Health Care Fund Investor Shares*
Returns Before Taxes	2.76%	11.57%	19.36%
Returns After Taxes on Distributions	2.06	10.08	17.75
Returns After Taxes on Distributions and Sale of Fund Shares	2.54	9.49	16.79

*Reflective of the 1% fee assessed on redemptions of shares purchased on or after April 19, 1999, and held for less than five years.

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Six Months Ended January 31, 2005
Health Care Fund	Beginning Account Value July 31, 2004	Ending Account Value Jan. 31, 2005	Expenses Paid During Period*

Based on Actual Fund Return
Investor Shares	$1,000.00	$1,061.80	$1.14
Admiral Shares	1,000.00	1,062.25	0.78

Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.03	$1.12
Admiral Shares	1,000.00	1,024.38	0.76

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.22% for Investor Shares and 0.15% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table on page 17 are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% redemption fee that applies to shares held for less than five years. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

Expense Ratios: Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Health/ Biotechnology Fund

Health Care Fund	0.22%	0.15%	1.88%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

As of 1/31/2005

FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by sector within the fund’s designated industry; international securities, if significant, may be presented in a separate group. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Health Care Fund	Shares	Market Value^ (000)
COMMON STOCKS (90.5%)
UNITED STATES (62.0%)

Biotech Research & Production (9.4%)
*Amgen, Inc.	9,323,828	$580,315
*Genzyme Corp.-
General Division	8,001,240	465,752
*Genentech, Inc.	6,300,000	300,573
*Biogen Idec Inc.	4,328,600	281,186
Baxter International, Inc.	5,300,000	178,928
*(1)Cephalon, Inc.	3,430,800	168,795
*Millennium
Pharmaceuticals, Inc.	7,600,000	69,996
*Human Genome Sciences, Inc.	1,938,500	23,165

		2,068,710

Consumer Discretionary (0.2%)
Kimberly-Clark Corp.	676,300	44,305

Consumer Staples (2.7%)
CVS Corp.	11,200,000	519,120
Colgate-Palmolive Co.	1,521,000	79,913

		599,033

Drugs & Pharmaceuticals (26.3%)
Pfizer Inc.	38,483,170	929,753
Cardinal Health, Inc.	12,936,708	728,595
Eli Lilly & Co.	11,916,600	646,356
Abbott Laboratories	12,880,700	579,889
Schering-Plough Corp.	30,530,000	566,637
*Forest Laboratories, Inc.	11,652,000	483,908
Wyeth	10,484,900	415,517
*Gilead Sciences, Inc.	10,899,848	360,785
Allergan, Inc.	3,444,100	261,579
AmerisourceBergen Corp.	1,791,880	104,431
Johnson & Johnson	1,600,000	103,520
(1)Perrigo Co.	5,322,320	91,278

Health Care Fund	Shares	Market Value^ (000)

*King Pharmaceuticals, Inc.	7,717,400	$81,110
*Watson Pharmaceuticals, Inc.	2,000,000	59,660
*MedImmune Inc.	2,500,000	59,138
*Hospira, Inc.	2,045,070	59,082
Merck & Co., Inc.	2,000,000	56,100
Mylan Laboratories, Inc.	3,196,500	53,158
*Barr Pharmaceuticals Inc.	900,000	42,795
*Vertex Pharmaceuticals, Inc.	3,755,400	38,192
Bristol-Myers Squibb Co.	1,075,800	25,217
Alpharma, Inc. Class A	748,313	11,262

		5,757,962

Electronics--Medical Systems (2.4%)
Medtronic, Inc.	8,700,000	456,663
*(1)Haemonetics Corp.	1,500,000	58,305
Datascope Corp.	342,100	13,527
E-Z-EM, Inc.	345,000	4,478

		532,973

Financial Services (0.7%)
CIGNA Corp.	1,600,700	128,456
UnumProvident Corp.	1,252,500	21,506

		149,962

Health & Personal Care (4.2%)
(1)McKesson Corp.	16,207,750	559,005
*WellPoint Inc.	1,505,500	182,918
*Medco Health Solutions, Inc.	3,357,374	142,923
*IDX Systems Corp.	895,700	27,785

		912,631

Health Care Facilities (3.1%)
HCA Inc.	7,267,620	323,554
Quest Diagnostics, Inc.	2,150,000	204,895
*Laboratory Corp. of
America Holdings	2,967,360	141,988

		670,437

Health Care Management Services (4.9%)
*(1)Humana Inc.	10,277,500	352,210
Aetna Inc.	2,428,000	308,477
IMS Health, Inc.	8,547,400	199,838
*(1)Cerner Corp.	2,680,100	133,335
Universal Health Services
Class B	1,500,000	64,560
*Health Net Inc.	500,000	14,545

		1,072,965

Materials & Processing (0.8%)
Sigma-Aldrich Corp.	2,600,000	163,410

Medical & Dental Instruments & Supplies (5.4%)
Becton, Dickinson & Co.	7,900,000	447,535
Beckman Coulter, Inc.	2,776,600	186,032
Bausch & Lomb, Inc.	1,700,000	123,913
DENTSPLY International Inc.	1,442,700	80,892
Guidant Corp.	1,000,000	72,490
*St. Jude Medical, Inc.	1,800,000	70,704
(1)Owens & Minor, Inc.
Holding Co.	2,200,000	62,810
*Ventana Medical Systems, Inc.	614,400	41,337
Biomet, Inc.	800,000	33,984
*Advanced Medical Optics, Inc.	676,466	28,878
*STERIS Corp.	850,000	20,162
*Viasys Healthcare Inc.	482,130	8,818
*Angiodynamics Inc.	375,608	7,937

		1,185,492

Medical Services (1.2%)
*Coventry Health Care Inc.	4,089,550	232,695
*(1) PAREXEL International Corp.	1,570,200	37,245

		269,940

Producer Durables (0.7%)
*Thermo Electron Corp.	3,000,000	89,820
Pall Corp.	2,404,600	64,756

		154,576

TOTAL UNITED STATES		13,582,396

INTERNATIONAL (28.5%)

Belgium (0.4%)
UCB SA	1,933,593	94,620

Canada (0.2%)
*Axcan Pharma Inc.	1,356,900	25,284
*Biovail Corp.	1,116,800	18,148

		43,432

Denmark (0.2%)
Novo Nordisk A/S B Shares	700,000	37,278

France (4.0%)
Sanofi-Aventis	11,839,415	883,550

Germany (2.0%)
Bayer AG	8,144,656	258,947
Schering AG	1,640,410	110,980
Bayer AG ADR	1,100,000	37,202
Lanxess Rights Exp
3/31/2005	814,466	15,756
Fresenius Medical Care
Pfd. ADR	645,400	12,392

		435,277

Japan (7.8%)
Fujisawa
Pharmaceutical Co., Ltd.	13,501,000	348,438
Takeda Chemical
Industries Ltd.	6,400,000	304,364
Eisai Co., Ltd.	8,806,000	286,000

	Shares	Market Value^ (000)

Yamanouchi
Pharmaceuticals Co., Ltd.	4,580,000	$166,900
Chugai
Pharmaceutical Co., Ltd.	8,834,500	139,535
Sankyo Co., Ltd.	6,250,000	139,251
Shionogi & Co., Ltd.	9,576,000	120,793
Daiichi
Pharmaceutical Co., Ltd.	3,500,000	81,026
Tanabe Seiyaku Co., Ltd.	6,850,000	72,503
Ono Pharmaceutical Co., Ltd.	963,000	52,220
Olympus Corp.	500,000	10,439

		1,721,469

Netherlands (0.5%)
Akzo Nobel NV	2,400,000	100,206

Sweden (1.0%)
Gambro AB A Shares	7,531,120	110,488
Gambro AB B Shares	7,314,580	105,217

		215,705

Switzerland (7.0%)
Novartis AG (Registered)	13,719,880	658,000
Roche Holdings AG	6,123,977	652,331
Alcon, Inc.	1,800,000	142,560
Serono SA Class B	112,698	69,743

		1,522,634

United Kingdom (5.4%)
AstraZeneca Group PLC	14,781,500	554,805
AstraZeneca Group PLC ADR	8,087,872	304,104
GlaxoSmithKline PLC ADR	6,368,881	283,861
Shire Pharmaceuticals
Group PLC	2,700,000	31,548

		1,174,318

TOTAL INTERNATIONAL		6,228,489

TOTAL COMMON STOCKS
(Cost $13,509,568)		19,810,885

TEMPORARY CASH INVESTMENTS (10.3%)

Money Market Fund (0.8%)
Vanguard Market
Liquidity Fund,
2.36%**--Note G	181,665,784	181,666

	Face Amount (000)	Market Value^ (000)

U.S. Government and Agency Obligations (0.5%)
Federal Home Loan Mortgage Corp.†
2.24%, 2/7/2005	$51,600	$51,579
Federal National Mortgage Assn. †
2.24%, 2/7/2005	50,000	49,789

		101,368

Commercial Paper (1.9%)
General Electric Capital Corp.
2.27%, 2/16/2005	213,000	212,780
2.53%, 3/28/2005	210,000	209,186

		421,966

Repurchase Agreements (7.1%)
Bank of America
2.50%, 2/1/2005
(Dated 1/31/2005,
Repurchase Value $420,629,000,
collateralized by Federal
National Mortgage Assn.,
5.00%-6.00%, 3/1/2019-
8/1/2034, Federal Home Loan
Mortgage Corp., 5.00%,
1/1/2035)	420,600	420,600
Goldman Sachs & Co.
2.50%, 2/1/2005
(Dated 1/31/2005,
Repurchase Value $715,150,000,
collateralized by Federal National
Mortgage Assn., 5.00%,
3/1/2034)	715,100	715,100
SBC Warburg Inc.
2.50%, 2/1/2005
(Dated 1/31/2005,
Repurchase Value $425,630,000,
collateralized by Federal National
Mortgage Assn., 4.00%-8.00%,
2/1/2006-1/1/2035),
Federal Home Loan
Mortgage Corp., 5.00%-11.50%,
6/1/2007-12/1/2034)	425,600	425,600

		1,561,300

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $2,266,327)		2,266,300

TOTAL INVESTMENTS (100.8%)
(Cost $15,775,895)		22,077,185

Health Care Fund	Market Value^ (000)

OTHER ASSETS AND
LIABILITIES--NET (-0.8%)	$(170,981)

NET ASSETS (100%)	$21,906,204

^See Note A in Notes to Financial Statements.
*Non-income-producing securities.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
+The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit) would require congressional action.
(1)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $1,462,983,000. See Note I in Notes to Financial Statements.
ADR--American Depositary Receipt.

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments in Securities, at Value	$22,077,185
Other Assets--Note C	56,832

Total Assets	22,134,017

Liabilities
Security Lending Collateral
Paybable to Brokers--Note G	181,666
Other Liabilities	46,147

Total Liabilities	227,813

NET ASSETS (100%)	$21,906,204

Amount (000)

AT JANUARY 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$15,359,829
Over distributed Net Investment Income	(1,960)
Accumulated Net Realized Gains	247,046
Unrealized Appreciation (Depreciation)
Investment Securities	6,301,290
Foreign Currencies	(1)

NET ASSETS	$21,906,204

Investor Shares--Net Assets
Applicable to 154,128,114 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$19,086,775

NET ASSET VALUE PER SHARE--
INVESTOR SHARES	$123.84

Admiral Shares--Net Assets
Applicable to 53,958,247 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$2,819,429

NET ASSET VALUE PER SHARE--
ADMIRAL SHARES	$52.25

See Note E in Notes to Financial Statements for the tax-basis components of net assets

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Health Care Fund Year Ended January 31, 2005 (000)

INVESTMENT INCOME
Income
Dividends*†	$231,386
Interest	29,924
Security Lending	4,690

Total Income	266,000

Expenses
Investment Advisory Fees--Note B	12,014
The Vanguard Group--Note C
Management and Administrative
Investor Shares	27,684
Admiral Shares	2,047
Marketing and Distribution
Investor Shares	2,096
Admiral Shares	259
Custodian Fees	1,591
Auditing Fees	16
Shareholders' Reports
Investor Shares	351
Admiral Shares	5
Trustees' Fees and Expenses	28

Total Expenses	46,091
Expenses Paid Indirectly--Note D	(733)

Net Expenses	45,358

NET INVESTMENT INCOME	220,642

REALIZED NET GAIN (LOSS)
Investment Securities Sold†	826,438
Foreign Currencies	506

REALIZED NET GAIN (LOSS)	826,944

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	(255,840)
Foreign Currencies	(259)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	(256,099)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$791,487

*Dividends are net of foreign withholding taxes of $11,119,000. † Dividend income and realized net gain (loss) from affiliated companies were $7,040,000 and $39,729,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Health Care Fund
	Year Ended January 31,
	2005 (000)	2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$220,642	$158,920
Realized Net Gain (Loss)	826,944	145,511
Change in Unrealized Appreciation (Depreciation)	(256,099)	4,740,239

Net Increase (Decrease) in Net Assets Resulting from Operations	791,487	5,044,670

Distributions
Net Investment Income
Investor Shares	(167,039)	(144,322)
Admiral Shares	(26,443)	(20,948)
Realized Capital Gain*
Investor Shares	(599,164)	(14,623)
Admiral Shares	(86,277)	(1,758)

Total Distributions	(878,923)	(181,651)

Capital Share Transactions--Note H
Investor Shares	823,467	521,871
Admiral Shares	338,599	320,310

Net Increase (Decrease) from Capital Share Transactions	1,162,066	842,181

Total Increase (Decrease)	1,074,630	5,705,200

Net Assets
Beginning of Period	20,831,574	15,126,374

End of Period	$21,906,204	$20,831,574

*Includes fiscal 2005 and 2004 short-term gain distributions totaling $44,435,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Health Care Fund Investor Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$124.29	$94.35	$115.01	$123.04	$98.83

Investment Operations
Net Investment Income	1.272	.960	.947	.980	1.16
Net Realized and Unrealized Gain (Loss) on Investments*	3.385	30.078	(14.124)	(2.516)	40.05

Total from Investment Operations	4.657	31.038	(13.177)	(1.536)	41.21

Distributions
Dividends from Net Investment Income	(1.112)	(.995)	(.955)	(1.030)	(1.07)
Distributions from Realized Capital Gains	(3.995)	(.103)	(6.528)	(5.464)	(15.93)

Total Distributions	(5.107)	(1.098)	(7.483)	(6.494)	(17.00)

Net Asset Value, End of Period	$123.84	$124.29	$94.35	$115.01	$123.04

Total Return**	3.76%	32.99%	-11.65%	-1.11%	43.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,087	$18,340	$13,506	$15,981	$17,242
Ratio of Total Expenses to Average Net Assets	0.22%	0.28%	0.29%	0.31%	0.34%
Ratio of Net Investment Income to Average Net Assets	1.02%	0.91%	0.86%	0.84%	1.03%
Portfolio Turnover Rate	13%	13%	25%	13%	21%

 *Includes increases from redemption fees of $.04, $.02, $.04, $.03, and $.01.
**Total returns do not reflect the 1% fee assessed on redemptions of shares purchased on or after April 19, 1999, and held for less than five years.

FINANCIAL HIGHLIGHTS (CONTINUED)

Health Care Fund Admiral Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	Nov.12, 2001* to Jan. 31, 2002

Net Asset Value, Beginning of Period	$52.44	$39.80	$48.52	$50.00

Investment Operations
Net Investment Income	.576	.447	.436	.066
Net Realized and Unrealized Gain (Loss) on Investments**	1.431	12.696	(5.963)	.542

Total from Investment Operations	2.007	13.143	(5.527)	.608

Distributions
Dividends from Net Investment Income	(.511)	(.460)	(.438)	(.390)
Distributions from Realized Capital Gains	(1.686)	(.043)	(2.755)	(1.698)

Total Distributions	(2.197)	(.503)	(3.193)	(2.088)

Net Asset Value, End of Period	$52.25	$52.44	$39.80	$48.52

Total Return†	3.84%	33.12%	-11.58%	1.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,819	$2,492	$1,620	$1,631
Ratio of Total Expenses to Average Net Assets	0.15%	0.19%	0.22%	0.23%††
Ratio of Net Investment Income to Average Net Assets	1.10%	0.98%	0.93%	0.50%††
Portfolio Turnover Rate	13%	13%	25%	13%

 *Inception.
**Includes increases from redemption fees of $.02, $.01, $.02, and $.01.
 †Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years.
††Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time to determine whether a significant change in value has occurred. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2005, the investment advisory fee represented an effective annual rate of 0.06% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2005, the fund had contributed capital of $2,939,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.94% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2005, these arrangements reduced the fund’s management and administrative expenses by $689,000 and custodian fees by $44,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2005, the fund realized net foreign currency gains of $506,000, which increased distributable net income for tax purposes; accordingly such gains have been reclassified from accumulated net realized gains to undistributed net investment income. The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $7,889,000 from undistributed net investment income, and $29,064,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at January 31, 2005, the fund had $38,963,000 of ordinary income and $231,623,000 of long-term capital gains available for distribution.

At January 31, 2005, net unrealized appreciation of investment securities for tax purposes was $6,301,290,000, consisting of unrealized gains of $6,652,917,000 on securities that had risen in value since their purchase and $351,627,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2005, the fund purchased $2,679,371,000 of investment securities and sold $2,547,370,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at January 31, 2005, was $175,583,000, for which the fund received cash collateral of $181,666,000.

H. Capital share transactions for each class of shares were:

	Year Ended January 31,
	2005		2004
	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Investor Shares
Issued	$2,048,790	16,551	$1,962,989	18,046
Issued in Lieu of Cash Distributions	730,317	5,884	151,019	1,309
Redeemed*	(1,955,640)	(15,864)	(1,592,137)	(14,955)

Net Increase (Decrease)--Investor Shares	823,467	6,571	521,871	4,400

Admiral Shares
Issued	487,080	9,298	482,596	10,475
Issued in Lieu of Cash Distributions	98,778	1,886	19,979	410
Redeemed*	(247,259)	(4,742)	(182,265)	(4,075)

Net Increase (Decrease)--Admiral Shares	338,599	6,442	320,310	6,810

*Net of redemption fees of $6,791,000 and $3,825,000, respectively (fund totals).

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of affiliated companies were as follows:

	(000)
		Current Period Transactions
	Jan. 31, 2004 Market Value	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Jan. 31, 2005 Market Value

Bausch & Lomb, Inc.	$145,125	--	$65,919	$1,300	n/a *
Cephalon, Inc.	188,076	--	--	--	$168,795
Cerner Corp.	105,060	--	--	--	133,335
E-Z-EM, Inc.	7,859	--	4,340	137	n/a *
Haemonetics Corp.	53,691	--	13,374	--	58,305
Humana Inc.	233,183	$8,354	5,900	--	352,210
McKesson Corp.	458,697	15,733	--	3,843	559,005
Owens & Minor, Inc.
Holding Co.	51,867	--	1,693	988	62,810
PAREXEL International Corp.	27,086	--	--	--	37,245
Perrigo Co.	88,723	--	--	772	91,278

	$1,359,367			$7,040	$1,462,983

*Security is still held but the issuer is no longer an affiliated company of the fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Health Care Fund:

In our opinion, the accompanying statement of net assets, the statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Health Care Fund (the “Fund”) at January 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2005 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 11, 2005

SPECIAL 2004 TAX INFORMATION
(UNAUDITED) FOR VANGUARD HEALTH CARE FUND

This information for the fiscal year ended January 31, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $669,500,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

The fund distributed $155,347,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 50.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members' responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of Unx, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information

This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
800-662-7447

Direct Investor
Account Services
800-662-2739

Institutional Investor
Services
800-523-1036

Text Telephone
800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q520 032005

Vanguard® REIT Index Fund

January 31, 2005

CONTENTS

1	CHAIRMAN'S LETTER

7	FUND PROFILE

8	GLOSSARY OF INVESTMENT TERMS

9	PERFORMANCE SUMMARY

11	YOUR FUND'S AFTER-TAX RETURNS

12	ABOUT YOUR FUND'S EXPENSES

14	FINANCIAL STATEMENTS

27	ADVANTAGES OF VANGUARD.COM

SUMMARY

•	Vanguard REIT Index Fund returned 14.8% for the fiscal year ended January 31, 2005. In September, the fund introduced a new VIPER Share class.

•	Broad stock market returns were hampered by uncertainty over the sustainability of U.S. economic growth.

•	The real estate market's three largest sectors--retail, office, and apartment-- enjoyed a good 12 months as late-year strength in the economy boosted rents and demand for space. Company mergers also helped stock prices.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•	Put your interests first at all times.

•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

•	Communicate candidly not only about the rewards of investing but also about the risks and costs.

•	Maintain highly effective controls to safeguard your assets and protect your confidential information.

•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Want less clutter in your mailbox? Just register with Vanguard.com® and opt to get fund reports online.

CHAIRMAN'S LETTER

Dear Shareholder,

The real estate market slumbered through the first half of your fund’s fiscal year, then sprinted ahead as the economy strengthened and yield-hungry investors sought out the dividends paid by real estate investment trusts.

The three share classes of Vanguard REIT Index Fund that have a 12-month record returned 14.8% for the period ended January 31, 2005. This was more than twice the return of the broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, but slightly less than the 15.1% gain of the Morgan Stanley REIT Index.

The adjacent table shows the total returns (capital change plus reinvested dividends) for all four of the fund’s share classes—including the recently introduced VIPER Shares—along with results for the fund’s comparative measures and the overall stock market. Details of the fund’s returns appear in the table on page 6.

2005 Total Returns	Fiscal Year Ended January 31
Vanguard REIT Index Fund
Investor Shares	14.8%
Admiral Shares	14.8
Institutional Shares	14.8
VIPER Shares
Market Price	7.1*
Net Asset Value	7.1*
Morgan Stanley REIT Index	15.1
Average Real Estate Fund**	17.7
Target REIT Composite†	14.9
Dow Jones Wilshire 5000 Index	7.2

*Return since VIPER Shares’ inception on September 23, 2004.
**Derived from data provided by Lipper Inc.
†The Target REIT Composite consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).

On January 31, 2005, the Investor Shares yielded 4.4%, and the Admiral, Institutional, and VIPER Shares yielded 4.5%. The yields were lower than at the start of the fiscal year, when the Investor Shares yielded 5.3% and the Admiral and Institutional Shares 5.4%. (These figures are not comparable to dividends paid by other stock funds, because REITs must distribute at least 90% of their taxable income, minus expenses, to shareholders. The yield figures may also include some payments that represent a return of capital, as well as capital gains distributions, by the

1

Admiral™ Shares A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Institutional Shares This class of shares carries even lower expenses and is available for a minimum investment of $10 million.

VIPER® Shares

Traded on the American Stock Exchange, VIPERs® are available only through brokers. The table on page 1 shows VIPER returns based on both the AMEX market price and the net asset value for a share.

underlying REITs, amounts that are determined by each REIT at the end of its fiscal year.)

If you own the fund in a taxable account, you may wish to see page 11 for a report on the fund’s after-tax returns.

U.S. STOCK GAINS WERE RESPECTABLE; INTERNATIONAL MARKETS SIZZLED

Investor optimism waxed and waned during the fiscal year as rising corporate profits and improving economic indicators mixed with uncertainty over the sustainability of growth, a relatively weak labor market, surging commodity prices, and geopolitical factors. However, a strong rebound took hold in the second half, gaining steam after the presidential election in November.

Generally, small-capitalization stocks outpaced large-caps, and value stocks—those with prices considered low relative to company earnings, book value, and other measures—outpaced their growth counterparts. Among industry sectors, the top performers were energy-related stocks, which benefited from higher prices and increased worldwide demand for oil.

Market Barometer		Average Annual Total Returns Periods Ended January 31, 2005
		One Year	Three Years	Five Years
Stocks	Russell 1000 Index (Large-caps)	6.6%	3.8%	-1.4%
	Russell 2000 Index (Small-caps)	8.7	10.3	6.0
	Dow Jones Wilshire 5000 Index	7.2	5.0	-1.1
	(Entire market)
	MSCI All Country World Index
	ex USA (International)	17.4	14.6	0.8

Bonds	Lehman Aggregate Bond Index	4.2%	6.1%	7.9%
	(Broad taxable market)
	Lehman Municipal Bond Index	4.9	6.2	7.5
	Citigroup 3-Month Treasury Bill Index	1.3	1.3	2.7

CPI	Consumer Price Index	3.0%	2.5%	2.5%

International stocks, particularly those in emerging markets, posted outstanding returns compared with U.S. stocks. Strong gains abroad were enhanced for U.S.-based investors by the decline of the U.S. dollar versus most major currencies. (A weaker dollar

2

means that returns in other currencies translate into more dollars for U.S.-based investors.)

BOND RESULTS DEfiED EXPECTATIONS

As the fiscal year began last February, many bond investors were anticipating a broad increase in interest rates. The economic expansion seemed to be proceeding apace, and the Federal Reserve Board was telegraphing its intention to tighten an unusually accommodative monetary policy. In the end, however, rate changes were quite different for shorter-term and longer-term bonds.

Yields of longer-term bonds closed the year at or even below their starting points. These issues were affected by a mid-year series of disappointments in the labor market, record energy prices, and the ongoing operations in Iraq. At the end of January 2005, the yield of the 10-year U.S. Treasury was 4.13%, exactly where it was 12 months earlier. Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 4.2%. Across the maturity spectrum, corporate bonds generally turned in better returns than government securities. Municipal bond returns were particularly strong relative to results for their taxable counterparts.

At the shorter end of the maturity range, where changes in interest rates are generally more closely tied to the Fed’s interest rate moves, yields rose significantly over the 12 months. As anticipated, the Fed raised its target for the federal funds rate through five separate quarter-point increases, which began in June. The fed funds rate ended the period at 2.25%, up from its historical low of 1.00%. The yield of the 3-month Treasury bill, a proxy for money market yields, rose more than 1.5 percentage points, from 0.91% to 2.46%.

CONSOLIDATION DROVE RETURNS FOR REITS

Over the 12 months ended January 31, the strength of the U.S. real estate market spawned a round of consolidation, which in turn contributed to the REIT Index Fund’s 14.8% gain. The fund’s best-performing stock was Rouse, a regional mall company that was acquired at a premium by General Growth Properties. The transaction beefed up stock prices for other regional mall companies, which were already benefiting from strong consumer spending late in the year. The fund’s largest holding at the end of the fiscal year, mall developer and owner Simon Property

3

Group, saw its share price climb nearly 20%, despite the cost of acquiring a smaller, premium mall owner in October.

Like the retail holdings, office and apartment REITs performed well. Employment growth drove office space occupancy to a four-year high Many real estate investment trusts that specialize in office properties saw stock prices increase more than 20%, including Vornado Realty Trust and Boston Properties, both top-ten holdings in the fund. Apartment REITs performed strongly as rents rose faster than they had in recent years.

REITs are traditionally an interest-rate-sensitive investment that can suffer as rates rise. The Federal Reserve Board’s five increases in short-term rates during the fiscal year did not hurt the fund, however. Long-term rates stayed relatively low as investors priced in low inflation expectations, leaving REIT yields very attractive to income-seeking investors.

As noted previously, the fund’s 12-month return fell slightly behind that of the target Morgan Stanley REIT Index. However, it’s important to remember that the index carries no operating or transaction costs, nor does it hold cash, which is a drag on results when real estate securities are soaring. The fund holds about 2% of its assets in cash for liquidity purposes. (Another of the fund’s comparative measures, the Target REIT Composite, is adjusted to reflect the cash holding.)

THE FUND HAS FARED WELL OVER THE LONG TERM

Over the long term, Vanguard REIT Index Fund has achieved its objective of delivering returns in line with those of its target index. Vanguard’s low costs and the skilled investment management of our Quantitative Equity Group, which oversees all of Vanguard’s stock index funds, are the key ingredients in this success. (See page 12 for details on the fund’s expenses and how they measure up against the costs of similar funds.)

Total Returns	May 13, 1996,* Through January 31, 2005
	Average Annual Return	Final Value of a $10,000 Initial Investment
REIT Index Fund
Investor Shares	13.3%	$29,678
Morgan Stanley REIT Index	13.4	29,934
Average Real Estate Fund	13.2	29,531
Target REIT Composite	13.2	29,580
Dow Jones Wilshire
5000 Index	8.3	20,050

*Fund inception.

As the adjacent table shows, the REIT Index Fund has provided excellent results since its 1996 inception. An initial investment of $10,000 in the fund's Investor Shares would have grown to $29,678 by

4

January 31, 2005. The fund's return averaged 13.3% a year, in line with the results for the average real estate fund and the index benchmarks. The table also shows that over the past eight years, the real estate sector has handily outperformed the broad stock market. We caution you, however, that this attractive relative performance cannot be expected to last. The real estate market is a small part of the stock market and, like any discrete sector, can sustain prolonged periods of decline, just as it has enjoyed robust gains in recent years.

KEEPING A SECTOR FUND IN ITS RIGHTFUL PLACE

Vanguard REIT Index Fund provides broad-based, low-cost exposure to the real estate market, a market with its own peculiar relationship to the broader economy. The fund won't necessarily move in tandem with growth or value stocks, international stocks, corporate or government bonds, or any other core part of your investment program. We believe such a fund is best used to add diversification to an already well-rounded investment program that includes the major asset classes in an appropriate mix, given your risk tolerance, time horizon, and goals.

If you wish to learn more about an appropriate asset allocation or simply want to check on the current allocation of your Vanguard investments, I invite you to visit www.vanguard.com. Our website offers registered users an array of easy-to-use tools to help you meet your investment goals and monitor your investments.

Thank you for entrusting your hard-earned money to us.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

FEBRUARY 12, 2005

5

Your Fund's Performance at a Glance			January 31, 2004-January 31, 2005

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains	Return of Capital
REIT Index Fund
Investor Shares	$15.83	$17.20	$0.565	$0.387	$0.000
Admiral Shares	67.56	73.40	2.439	1.652	$0.000
Institutional Shares	10.46	11.36	0.381	0.256	$0.000
VIPER Shares	49.41*	51.77	0.682	0.588	$0.000

*Share price at inception, September 23, 2004.

REIT Index Fund VIPER Shares
Premium/Discount: September 23, 2004*—January 31, 2005

	Closing Price Above or Equal to Closing Net Asset Value		Closing Price Below Closing Net Asset Value
Basis Point Differential**	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
0-24.9	38	42.22%	51	56.67%
25-49.9	1	1.11	0	0.00
50-74.9	0	0.00	0	0.00
75-100.0	0	0.00	0	0.00
>100.0	0	0.00	0	0.00

Total	39	43.33%	51	56.67%

*Inception.
**One basis point equals 1/100th of 1%.

6

FUND PROFILE
As of 1/31/2005	This Profile provides a snapshot of thefund's characteristics, compared where indicated with both its managed targetindex and a broad market index. Keyterms are defined on page 8.

REIT INDEX FUND
Portfolio Characteristics

	Fund	Target Index*	Broad Index**
Number of Stocks	121	121	4,967
Median Market Cap	$3.1B	$3.1B	$27.2B
Price/Earnings Ratio	32.0x	32.0x	21.4x
Price/Book Ratio	2.2x	2.2x	2.8x
Yield		4.6%	1.6%
Investor Shares	4.4%†
Admiral Shares	4.5%†
Institutional Shares	4.5%†
VIPER Shares	4.5%†
Return on Equity	9.3%	9.3%	15.8%
Earnings Growth Rate	-2.9%	-2.9%	7.7%
Foreign Holdings	0.0%	0.0%	1.0%
Turnover Rate	13%††	—	—
Expense Ratio		—	—
Investor Shares	0.21%
Admiral Shares	0.16%
Institutional Shares	0.13%
VIPER Shares	0.18%‡
Short-Term Reserves	2%	—	—

Volatility Measures

	Fund	Target Index*	Fund	Broad Index**
R-Squared	1.00	1.00	0.15	1.00
Beta	0.98	1.00	0.37	1.00

  *Morgan Stanley REIT Index.
**Dow Jones Wilshire 5000 Index.
  †This yield may include some payments that represent a return of capital, as well as capital gains distributions, by the underlying REITs. These amounts are determined by each REIT only after its fiscal year ends.
††Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
  ‡Annualized.

Fund Allocation by REIT Type
(% of portfolio)

Retail	26%
Apartments	19
Office	17
Industrial	14
Diversified	12
Health Care	5
Hotels	5

Short-Term Reserves	2%

Ten Largest Holdings (% of total net assets)

Simon Property Group, Inc. REIT	5.5%
Equity Office Properties Trust REIT	4.7
Equity Residential REIT	3.7
Vornado Realty Trust REIT	3.6
General Growth Properties Inc. REIT	3.1
ProLogis REIT	2.9
Public Storage, Inc. REIT	2.8
Archstone-Smith Trust REIT	2.8
Boston Properties, Inc. REIT	2.6
Kimco Realty Corp. REIT	2.5

Top Ten	34.2%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

       Visit our website at Vanguard.com
 for regularly updated fund information.

7

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of dividends, interest, capital gains, and return-of-capital distributions received by the fund. The index yield is based on the current annualized rate of dividends and other distributions provided by securities in the index.

8

PERFORMANCE SUMMARY
As of 1/31/2005	All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

REIT INDEX FUND

Cumulative Performance May 13, 1996–January 31, 2005

	Average Annual Total Returns Periods Ended January 31, 2005
	One Year	Five Years	Since Inception*	Final Value of a $10,000 Investment
REIT Index Fund Investor Shares**	14.78%	18.91%	13.29%	$29,678
Dow Jones Wilshire 5000 Index	7.24	-1.12	8.31	20,050
Morgan Stanley REIT Index	15.13	19.35	13.40	29,934
Target REIT Composite†	14.88	19.01	13.24	29,580
Average Real Estate Fund††	17.68	19.20	13.22	29,531

	One Year	Since Inception*	Final Value of a $250,000 Investment
REIT Index Fund Admiral Shares**	14.82%	19.80%	$447,232
Dow Jones Wilshire 5000 Index	7.24	5.58	297,727
Morgan Stanley REIT Index	15.13	20.21	452,167

			Final Value
	One	Since	a $10,000,000
	Year	Inception	Investment

REIT Index Fund Institutional Shares**	14.81%	18.84%	$12,226,116
Dow Jones Wilshire 5000 Index	7.24	11.54	11,355,808
Morgan Stanley REIT Index	15.13	19.20	12,269,286

			Final Value
		Since	a $10,000
		Inception	Investment

REIT Index Fund VIPER Shares Market Price		7.14%	$10,714
REIT Index Fund VIPER Shares Net Asset Value		7.13	10,713
Dow Jones Wilshire 5000 Index		8.17	10,817
Morgan Stanley REIT Index		7.29	10,729

*Inception dates are May 13, 1996, for Investor Shares; November 12, 2001, for Admiral Shares; December 2, 2003, for Institutional Shares; and September 23, 2004, for VIPER Shares.
**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
†The Target REIT Composite consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
††Derived from data provided by Lipper Inc.
Note: See Financial Highlightsn tables on pages 19–22 for information on dividend, capital gains, and return of capital.

9

PERFORMANCE SUMMARY (CONTINUED)

Cumulative Returns: VIPER Shares September 23, 2004*-January 31, 2005
Cumulative Since Inception
REIT Index Fund VIPER Shares Market Price	7.14%
REIT Index Fund VIPER Shares Net Asset Value	7.13
Morgan Stanley REIT Index	7.29

*Inception

Fiscal-Year Total Returns (%) May 13, 1996–January 31, 2005

Average Annual Total Returns for periods ended December 31, 2004

This table presents average annual total returns through the latest calendar quarter-rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total
REIT Index Fund
Investor Shares*	5/13/1996	30.76%	21.18%	8.68%	5.92%	14.60%
Admiral Shares*	11/12/2001	30.81	23.82**	—	—	—
Institutional Shares*	12/2/2003	30.93	30.75**	—	—	—
VIPER Shares	9/23/2004
Market Price		16.99**	—	—	—	—
Net Asset Value		17.02**	—	—	—	—

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Return since inception.

10

YOUR FUND’S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss.

The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended January 31, 2005

	One Year	Five Years	Since Inception*
REIT Index Fund Investor Shares**
Returns Before Taxes	14.78%	18.91%	13.29%
Returns After Taxes on Distributions	12.69	16.57	11.01
Returns After Taxes on Distributions and Sale of Fund Shares	9.67	15.08	10.19

*May 13, 1996.
**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

11

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

•	Based on hypothetical 5% yearly return.This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended January 31, 2005*

REIT Index Fund	Beginning Account Value July 31, 2004	Ending Account Value Jan. 31, 2005	Expenses Paid During Period**
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,133.06	$1.11
Admiral Shares	1,000.00	1,133.54	0.85
Institutional Shares	1,000.00	1,134.01	0.69

Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.09	$1.06
Admiral Shares	1,000.00	1,024.34	0.81
Institutional Shares	1,000.00	1,024.49	0.65

*The table does not include data for share classes with fewer than six months of history.
**These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.18% for Investor Shares, 0.14% for Admiral Shares, and 0.12% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

12

Expense Ratios:
Your fund compared with its peer group

	Investor Shares	Admiral Shares	Instutional Shares	VIPER Shares	Average Real Estate Fund
REIT Index Fund	0.21%	0.16%	0.13%	0.18%*	1.62%**

*Annualized.
**Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

Note that the expenses shown in the table on page 12 are meant to highlight and help you compare ongoing costs only; they do not include your fund's low-balance fee, or the 1% redemption fee that applies to shares held for less than one year. These fees are fully described in the prospectus. If these fees were applied to your account, your costs would be higher. Your fund does not carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

13

As of 1/31/2005	FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Real Estate Investment Trusts are listed in descending market-value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Real Estate Investment Trusts to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

REIT Index Fund	Shares	Market Value^ (000)
REAL ESTATE INVESTMENT TRUSTS (98.0%)

Simon Property Group, Inc. REIT	5,308,331	$ 314,784
Equity Office Properties
Trust REIT	9,675,435	270,719
Equity Residential REIT	6,740,052	212,581
Vornado Realty Trust REIT	3,024,236	209,096
General Growth
Properties Inc. REIT	5,631,054	178,899
ProLogis REIT	4,365,937	166,517
Public Storage, Inc. REIT	3,090,074	162,260
Archstone-Smith Trust REIT	4,698,957	161,174
Boston Properties, Inc. REIT	2,599,059	150,174
Kimco Realty Corp. REIT	2,670,599	141,488
Host Marriott Corp. REIT	8,338,106	133,410
AvalonBay Communities,
Inc. REIT	1,727,735	115,620
Duke Realty Corp. REIT	3,414,198	106,182
Developers Diversified
Realty Corp. REIT	2,586,749	102,823
Health Care Properties
Investors REIT	3,186,637	82,725
Apartment Investment &
Management Co.
Class A REIT	2,272,846	81,595
The Macerich Co. REIT	1,420,133	81,246
Liberty Property Trust REIT	2,044,791	79,849
Weingarten Realty
Investors REIT	2,132,609	76,241
Regency Centers Corp. REIT	1,501,696	74,184
AMB Property Corp. REIT	1,985,163	73,908
Mills Corp. REIT	1,303,199	72,888
Hospitality Properties Trust REIT	1,613,363	68,810
United Dominion Realty
Trust REIT	3,071,440	68,247
Catellus Development Corp. REIT	2,474,036	66,354
Trizec Properties, Inc. REIT	3,644,738	64,548
New Plan Excel Realty Trust REIT	2,455,363	62,047
Mack-Cali Realty Corp. REIT	1,455,776	61,114

14

	Shares	Market Value^ (000)
Reckson Associates
Realty Corp. REIT	1,921,076	$ 58,939
Federal Realty Investment
Trust REIT	1,243,468	58,667
Pan Pacific Retail
Properties, Inc. REIT	971,388	56,234
Arden Realty Group, Inc. REIT	1,572,997	53,041
Ventas, Inc. REIT	2,020,699	51,730
SL Green Realty Corp. REIT	960,525	51,129
CBL & Associates
Properties, Inc. REIT	740,777	50,951
HRPT Properties Trust REIT	4,257,103	50,702
CenterPoint Properties
Corp. REIT	1,159,022	49,200
Shurgard Storage Centers,
Inc. Class A REIT	1,116,098	45,648
Realty Income Corp. REIT	1,903,353	44,367
BRE Properties Inc.
Class A REIT	1,205,372	44,322
Camden Property Trust REIT	958,378	43,424
Healthcare Realty
Trust Inc. REIT	1,144,631	41,745
Health Care Inc. REIT	1,240,051	41,542
First Industrial Realty Trust REIT	1,020,315	39,915
American Financial Realty
Trust REIT	2,648,821	39,865
Essex Property Trust, Inc. REIT	550,984	39,643
CarrAmerica Realty Corp. REIT	1,305,038	39,608
Crescent Real Estate, Inc. REIT	2,387,298	39,558
Prentiss Properties Trust REIT	1,077,010	38,589
Cousins Properties, Inc. REIT	1,180,370	35,753
Brandywine Realty Trust REIT	1,286,145	35,626
Equity One, Inc. REIT	1,722,145	35,149
Pennsylvania REIT	865,664	34,644
Nationwide Health Properties,
Inc. REIT	1,597,067	34,640
Capital Automotive REIT	1,030,128	33,654
Heritage Property Investment
Trust REIT	1,122,613	33,050
Home Properties, Inc. REIT	799,071	32,282
Highwood Properties, Inc. REIT	1,288,172	31,560
Taubman Co. REIT	1,153,140	31,146
Alexandria Real Estate
Equities, Inc. REIT	465,941	31,013
Washington REIT	1,003,284	30,379
Post Properties, Inc. REIT	958,744	30,373
Senior Housing Properties
Trust REIT	1,644,566	27,218
Kilroy Realty Corp. REIT	682,601	26,676
Lexington Corporate Properties
Trust REIT	1,160,528	24,835
Entertainment Properties
Trust REIT	589,312	24,816
Maguire Properties, Inc. REIT	1,027,692	24,305
Colonial Properties Trust REIT	653,446	23,720
Gables Residential Trust REIT	703,105	23,526
Commercial Net Lease
Realty REIT	1,245,479	23,353
Summit Properties, Inc. REIT	755,792	23,014
Corporate Office Properties
Trust, Inc. REIT	867,764	22,328
PS Business Parks, Inc. REIT	523,893	22,108
Glimcher Realty Trust REIT	854,325	21,862
LaSalle Hotel Properties REIT	715,040	21,694
* FelCor Lodging Trust, Inc. REIT	1,426,756	19,918
Equity Lifestyle
Properties, Inc. REIT	548,201	18,792
Mid-America Apartment
Communities, Inc. REIT	489,743	18,522
EastGroup Properties, Inc. REIT	505,050	18,278
AMLI Residential Properties
Trust REIT	609,045	17,735
CRT Properties, Inc. REIT	749,299	17,204
Sun Communities, Inc. REIT	455,982	16,917
Glenborough Realty
Trust, Inc. REIT	862,543	16,613
Getty Realty Holding Corp. REIT	592,613	15,817
Tanger Factory Outlet
Centers, Inc. REIT	657,280	15,512
Sovran Self Storage, Inc. REIT	371,357	14,780
Parkway Properties Inc. REIT	309,251	14,380
Kramont Realty Trust REIT	579,655	13,570
Omega Healthcare
Investors, Inc. REIT	1,202,331	13,490
Equity Inns, Inc. REIT	1,217,328	13,269
Saul Centers, Inc. REIT	390,659	13,048
Cornerstone Realty Income
Trust, Inc. REIT	1,349,276	12,967
Affordable Residential
Communities REIT	982,336	12,495
Innkeepers USA Trust REIT	904,599	12,212
Acadia Realty Trust REIT	748,035	12,013
Ramco-Gershenson Properties
Trust REIT	404,042	11,394
Town & Country Trust REIT	418,239	10,740
Highland Hospitality Corp. REIT	960,012	10,416
Investors Real Estate Trust REIT	1,017,072	10,181
Bedford Property
Investors, Inc. REIT	388,997	9,768
U.S. Restaurant
Properties, Inc. REIT	541,759	9,074
Universal Health Realty
Income REIT	282,098	8,502
Ashford Hospitality Trust REIT	826,710	8,300
First Potomac REIT	339,873	7,290

15

	Shares	Market Value^ (000)
Urstadt Biddle Properties
Class A REIT	447,587	$ 7,179
Winston Hotels, Inc. REIT	632,689	7,124
Correctional Properties Trust REIT	263,885	6,858
Cedar Shopping Centers, Inc. REIT	455,360	6,289
Hersha Hospitality Trust REIT	477,792	5,260
Associated Estates
Realty Corp. REIT	471,748	4,604
Government Properties
Trust, Inc. REIT	492,017	4,591
National Health Realty Inc. REIT	230,223	4,499
Mission West Properties Inc. REIT	433,560	4,496
One Liberty Properties, Inc. REIT	231,721	4,437
American Land Lease, Inc. REIT	174,034	4,041
Windrose Medical Properties
Trust REIT	274,613	3,952
* Boykin Lodging Co. REIT	418,427	3,837
Sizeler Property
Investors, Inc. REIT	317,105	3,694
Monmouth Real Estate
Investment Corp. REIT	407,993	3,472
United Mobile Homes, Inc. REIT	208,518	3,257
America First Apartment
Investors, Inc. REIT	174,768	2,097

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $4,413,795)		5,629,910

TEMPORARY CASH INVESTMENTS (3.5%)

Vanguard Market
Liquidity Fund
2.36%**	109,506,833	109,507
Vanguard Market
Liquidity Fund
2.36%**--Note E	89,321,000	89,321

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $198,828)		198,828

TOTAL INVESTMENTS (101.5%)
(Cost $4,612,623)		5,828,738

OTHER ASSETS AND LIABILITIES (-1.5%)

Other Assets--Note B		21,970
Liabilities--Note E		(105,317)

		(83,347)

NET ASSETS (100%)		$5,745,391

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Amount (000)
AT JANUARY 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$4,512,439
Overdistributed Net Investment Income	(4,160)
Accumulated Net Realized Gains	20,997
Unrealized Appreciation	1,216,115

NET ASSETS	$5,745,391

Investor Shares--Net Assets
Applicable to 250,683,736 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$4,311,420

NET ASSET VALUE PER SHARE--
INVESTOR SHARES	$17.20

Admiral Shares--Net Assets
Applicable to 12,784,837 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$938,347

NET ASSET VALUE PER SHARE--
ADMIRAL SHARES	$73.40

Institutional Shares--Net Assets
Applicable to 26,183,051 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$297,431

NET ASSET VALUE PER SHARE--
INSTITUTIONAL SHARES	$11.36

VIPER Shares--Net Assets
Applicable to 3,828,147 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$198,193

NET ASSET VALUE PER SHARE--
VIPER SHARES	$51.77

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

16

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

REIT Index Fund Year Ended January 31, 2005 (000)
INVESTMENT INCOME
Income
Dividends	$177,881
Interest	1,538
Security Lending	148

Total Income	179,567

Expenses
The Vanguard Group--Note B
Investment Advisory Services	83
Management and Administrative
Investor Shares	7,108
Admiral Shares	1,146
Institutional Shares	203
VIPER Shares	79
Marketing and Distribution
Investor Shares	587
Admiral Shares	143
Institutional Shares	21
VIPER Shares	2
Custodian Fees	120
Auditing Fees	18
Shareholders' Reports
Investor Shares	118
Admiral Shares	1
Institutional Shares	--
VIPER Shares	--
Trustees' Fees and Expenses	7

Total Expenses	9,636

NET INVESTMENT INCOME	169,931

REALIZED NET GAIN (LOSS)
Capital Gain Distributions Received	52,086
Investment Securities Sold	123,242

REALIZED NET GAIN (LOSS)	175,328

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	305,601

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$650,860

17

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	REIT Index Fund
	Year Ended January 31,
	2005 (000)	2004 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$169,931	$120,782
Realized Net Gain (Loss)	175,328	25,750
Change in Unrealized Appreciation (Depreciation)	305,601	947,256

Net Increase (Decrease) in Net Assets Resulting from Operations	650,860	1,093,788

Distributions
Net Investment Income
Investor Shares	(133,067)	(120,313)
Admiral Shares	(29,018)	(26,996)
Institutional Shares	(6,973)
VIPER Shares	(2,066)
Realized Capital Gain
Investor Shares	(91,658)
Admiral Shares	(19,787)
Institutional Shares	(5,056)
VIPER Shares	(1,780)
Return of Capital
Investor Shares	--	(18,118)
Admiral Shares	--	(4,012)
Institutional Shares	--
VIPER Shares	--

Total Distributions	(289,405)	(169,905)

Capital Share Transactions--Note F
Investor Shares	647,579	891,693
Admiral Shares	134,382	248,406
Institutional Shares	221,981	59,922
VIPER Shares	202,044

Net Increase (Decrease) from Capital Share Transactions	1,205,986	1,200,021

Total Increase (Decrease)	1,567,441	2,123,904

Net Assets
Beginning of Period	4,177,950	2,054,046

End of Period	$5,745,391	$4,177,950

*Includes fiscal 2005 and 2004 short-term gain distributions totaling $9,910,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

18

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

REIT Index Fund Investor Shares

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$15.83	$11.52	$12.10	$11.61	$9.91

Investment Operations
Net Investment Income	.563	.579	.606	.631	.642
Net Realized and Unrealized Gain (Loss) on Investments*	1.759	4.511	(.426)	.669	1.878

Total from Investment Operations	2.322	5.090	.180	1.300	2.520

Distributions
Dividends from Net Investment Income	(.565)	(.678)	(.667)	(.631)	(.644)
Distributions from Realized Capital Gains	(.387)	--	--	--	--
Return of Capital	--	(.102)	(.093)	(.179)	(.176)

Total Distributions	(.952)	(.780)	(.760)	(.810)	(.820)

Net Asset Value, End of Period	$17.20	$15.83	$11.52	$12.10	$11.61

Total Return**	14.78%	45.39%	1.20%	11.59%	26.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,311	$3,383	$1,734	$1,270	$1,092
Ratio of Total Expenses to Average Net Assets	0.21%	0.24%	0.27%	0.28%	0.33%
Ratio of Net Investment Income to Average Net Assets	3.44%	4.10%	4.90%	5.35%	5.73%
Portfolio Turnover Rate†	13%	7%	12%	10%	14%

*Includes increases from redemption fees of $.01, $.01, $.00, $.01, $.00, and $.00.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
†Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

19

FINANCIAL HIGHLIGHTS (CONTINUED)

REIT Index Fund Admiral Shares

	Year Ended January 31,			Nov.12, 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$67.56	$49.14	$51.65	$50.00

Investment Operations
Net Investment Income	2.437	2.508	2.619	.494
Net Realized and Unrealized Gain (Loss) on Investments**	7.494	19.279	(1.854)	2.401

Total from Investment Operations	9.931	21.787	.765	2.895

Distributions
Dividends from Net Investment Income	(2.439)	(2.931)	(2.878)	(.970)
Distributions from Realized Capital Gains	(1.652)	--	--	--
Return of Capital	--	(.436)	(.397)	(.275)

Total Distributions	(4.091)	(3.367)	(3.275)	(1.245)

Net Asset Value, End of Period	$73.40	$67.56	$49.14	$51.65

Total Return†	14.82%	45.57%	1.19%	5.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$938	$733	$320	$166
Ratio of Total Expenses to Average Net Assets	0.16%	0.18%	0.21%	0.23%††
Ratio of Net Investment Income to Average Net Assets	3.47%	4.16%	4.99%	5.27%††
Portfolio Turnover Rate‡	13%	7%	12%	10%

*Inception.
**Includes increases from redemption fees of $.04, $.03, $.01, $.03, and $.01.
†Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
††Annualized.
‡Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including VIPER Creation Units.

20

REIT Index Fund Institutional Shares
	Year Ended Jan. 31,	Dec. 2, 2003* to Jan. 31,
For a Share Outstanding Throughout Each Period	2005	2004
Net Asset Value, Beginning of Period	$10.46	$10.00

Investment Operations
Net Investment Income	.381	.065
Net Realized and Unrealized Gain (Loss) on Investments	1.156	.575

Total from Investment Operations	1.537	.640

Distributions
Dividends from Net Investment Income	(.381)	(.157)
Distributions from Realized Capital Gains	(.256)	--
Return of Capital	--	(.023)

Total Distributions	(.637)	(.180)

Net Asset Value, End of Period	$11.36	$10.46

Total Return**	14.81%	6.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$297	$63
Ratio of Total Expenses to Average Net Assets	0.13%	0.15%†
Ratio of Net Investment Income to Average Net Assets	3.64%	4.19%†
Portfolio Turnover Rate††	13%	7%

*Inception.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
†Annualized.
††Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

21

FINANCIAL HIGHLIGHTS (CONTINUED)

REIT Index Fund VIPER Shares

Sep. 23,
2004* to
Jan. 31,
For a Share Outstanding Throughout The Period	2005

Net Asset Value, Beginning of Period	$49.41

Investment Operations
Net Investment Income	.665
Net Realized and Unrealized Gain (Loss) on Investments	2.965

Total from Investment Operations	3.630

Distributions
Dividends from Net Investment Income	(.682)
Distributions from Realized Capital Gains	(.588)
Return of Capital	--

Total Distributions	(1.270)

Net Asset Value, End of Period	$51.77

Total Return**	7.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$198
Ratio of Total Expenses to Average Net Assets	0.18%**
Ratio of Net Investment Income to Average Net Assets	3.60%**
Portfolio Turnover Rate†	13%

*Inception.
**Annualized.
†Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

22

NOTES TO FINANCIAL STATEMENTS

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, Admiral Shares, Institutional Shares, and VIPER Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $10 million. VIPER Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker. VIPER Shares were first issued on September 23, 2004, and offered to the public on September 29, 2004.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized . cost, which approximates market value.

2.	Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.	Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

23

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2005, the fund had contributed capital of $785,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.78% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2005, the fund realized $25,729,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a capital loss carryforward of $10,321,000 to offset taxable capital gains realized during the year ended January 31, 2005, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at January 31, 2005, the fund had no ordinary income and $23,082,000 of long-term capital gains available for distribution.

At January 31, 2005, net unrealized appreciation of investment securities for tax purposes was $1,216,115,000, consisting of unrealized gains of $1,261,881,000 on securities that had risen in value since their purchase and $45,766,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended January 31, 2005, the fund purchased $1,763,349,000 of investment securities and sold $645,561,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at January 31, 2005, was $87,120,000, for which the fund received cash collateral of $89,321,000.

24

F. Capital share transactions for each class of shares were:

	Year Ended January 31,
	2005			2004
	Amount	Shares	Amount	Shares
	(000)	(000)	(000)	(000)

Investor Shares

Issued	$1,597,644	95,859	$1,253,610	89,871

Issued in Lieu of Cash Distributions	198,988	11,519	122,986	8,894

Redeemed*	(1,149,053)	(70,356)	(484,903)	(35,699)

Net Increase (Decrease)--Investor Shares	647,579	37,022	891,693	63,066

Admiral Shares

Issued	421,607	5,982	375,481	6,421

Issued in Lieu of Cash Distributions	36,367	493	23,399	395

Redeemed*	(323,592)	(4,535)	(150,474)	(2,482)

Net Increase (Decrease)--Admiral Shares	134,382	1,940	248,406	4,334

Institutional Shares

Issued	232,928	21,078	59,643	5,962

Issued in Lieu of Cash Distributions	10,765	919	279	28

Redeemed*	(21,712)	(1,804)	--	--

Net Increase (Decrease)--Institutional Shares	221,981	20,193	59,922	5,990

VIPER Shares

Issued	202,044	3,828	--	--

Issued in Lieu of Cash Distributions	--	--	--	--

Redeemed*	--	--	--	--

Net Increase (Decrease)--VIPER Shares	202,044	3,828	--	--

*Net of redemption fees of $2,612,000 and $864,000, respectively (fund totals).

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard REIT Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard REIT Index Fund (the “Fund”) at January 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 11, 2005

SPECIAL 2004 TAX INFORMATION

(UNAUDITED) FOR VANGUARD REIT INDEX FUND

This information for the fiscal year ended January 31, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $108,371,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

26

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27

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members' responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of Unx, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, PlainTalk, VIPER *, VIPERs*, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
800-662-7447

Direct Investor
Account Services
800-662-2739

Institutional Investor
Services
800-523-1036

Text Telephone
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*Patent pending.

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1230 032005

Vanguard® Dividend Growth Fund

January 31, 2005

CONTENTS

1	CHAIRMAN'S LETTER

6	ADVISOR'S REPORT

9	FUND PROFILE

10	GLOSSARY OF INVESTMENT TERMS

11	PERFORMANCE SUMMARY

13	YOUR FUND'S AFTER-TAX RETURNS

14	ABOUT YOUR FUND'S EXPENSES

16	FINANCIAL STATEMENTS

SUMMARY

•	Vanguard Dividend Growth Fund returned 6.9% during the 12 months ended January 31, 2005.

•	The fund outpaced both its average peer and the primary benchmark index.

•	The fund's large positions in the consumer discretionary, integrated oils, and producer durables sectors produced solid gains and contributed the most to overall return. Other heavily weighted sectors, such as health care and financial services, did less well.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•	Put your interests first at all times.

•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

•	Communicate candidly not only about the rewards of investing but also about the risks and costs.

•	Maintain highly effective controls to safeguard your assets and protect your confidential information.

•	Invest a majority of our personal assets alongside yours.

•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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CHAIRMAN'S LETTER

Dear Shareholder,

Vanguard Dividend Growth Fund registered a return of 6.9% for its fiscal year ended January 31, 2005. The fund outperformed its average mutual fund peer by 3.2 percentage points and surpassed its primary unmanaged benchmark, the Russell 1000 Index, by a slight margin, thanks to strong stock selection in a number of key industries.

The table below presents the total returns (capital change plus reinvested distributions) for the fund, its comparative standards, and the broad stock market as measured by the Dow Jones Wilshire 5000 Composite Index. For the fund’s beginning and ending share prices, along with the per-share distributions, please see the table on page 5.

2005 Total Returns	Fiscal Year Ended January 31
Vanguard Dividend Growth Fund	6.9%
Russell 1000 Index	6.6
Average Large-Cap Core Fund*	3.7
Dow Jones Wilshire 5000 Index	7.2

*Derived from data provided by Lipper Inc.

If you own the fund in a taxable account, you may wish to review the report on after-tax returns on page 13.

U.S. STOCK GAINS WERE RESPECTABLE; INTERNATIONAL MARKETS SIZZLED

Investor optimism waxed and waned during the fiscal year as rising corporate profits and improving economic indicators mixed with uncertainty over the sustainability of growth, a relatively weak labor market, surging commodity prices, and geopolitical factors. However, a strong rebound took hold in the second half, gaining steam after the presidential election in November.

Generally, small-capitalization stocks outpaced large-caps, and value stocks--those with prices considered low relative to company earnings,

1

book value, and other measures--outpaced their growth counterparts. Among industry sectors, the top performers were energy-related stocks, which benefited from higher prices and increased worldwide demand for oil.

International stocks, particularly those in emerging markets, posted outstanding returns compared with U.S. stocks. Strong gains abroad were enhanced for U.S.-based investors by the decline of the U.S. dollar versus most major currencies. (A weaker dollar means that returns in other currencies translate into more dollars for U.S.-based investors.)

BOND RESULTS DEFIED EXPECTATIONS

As the fiscal year began last February, many bond investors were anticipating a broad increase in interest rates. The economic expansion seemed to be proceeding apace, and the Federal Reserve Board was telegraphing its intention to tighten an unusually accommodative monetary policy. In the end, however, rate changes were quite different for shorter-term and longer-term bonds.

Yields of longer-term bonds closed the year at or even below their starting points. These issues were affected by a mid-year series of disappointments in the labor market, record energy prices, and the ongoing operations in Iraq. At the end of January 2005, the yield of the 10-year U.S. Treasury was 4.13%, exactly where it was 12 months earlier. Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 4.2%. Across the maturity spectrum, corporate bonds generally turned in better returns than government securities. Municipal bond returns were particularly strong relative to results for their taxable counterparts.

Market Barometer		Average Annual Total Returns Periods Ended January 31, 2005
		One Year	Three Years	Five Years
Stocks	Russell 1000 Index (Large-caps)	6.6%	3.8%	-1.4%
	Russell 2000 Index (Small-caps)	8.7	10.3	6.0
	Dow Jones Wilshire 5000 Index	7.2	5.0	-1.1
	(Entire market)
	MSCI All Country World Index
	ex USA (International)	17.4	14.6	0.8

Bonds	Lehman Aggregate Bond Index	4.2%	6.1%	7.9%
	(Broad taxable market)
	Lehman Municipal Bond Index	4.9	6.2	7.5
	Citigroup 3-Month Treasury Bill Index	1.3	1.3	2.7

CPI	Consumer Price Index	3.0%	2.5%	2.5%

2

At the shorter end of the maturity range, where changes in interest rates are generally more closely tied to the Fed’s interest rate moves, yields rose significantly over the 12 months. As anticipated, the Fed raised its target for the federal funds rate through five separate quarter-point increases, which began in June. The fed funds rate ended the period at 2.25%, up from its historical low of 1.00%. The yield of the 3-month Treasury bill, a proxy for money market yields, rose more than 1.5 percentage points, from 0.91% to 2.46%.

On January 31, your fund completed its second fiscal year under the revised investment objective adopted in December 2002. Formerly focused exclusively on utilities, the fund now concentrates on companies with stable to growing dividends in all sectors of the economy.

FOR THE FUND, CONTRIBUTIONS CAME FROM MANY SECTORS

On January 31, your fund completed its second fiscal year under the revised investment objective adopted in December 2002. Formerly focused exclusively on utilities, the fund now concentrates on companies with stable to growing dividends in all sectors of the economy.

During the past 12 months, the fund earned gains from many areas of the stock market. Among the top performers were holdings in the consumer discretionary, integrated oils, and producer durables sectors. These three groups accounted for not quite a third of fund assets as of January 31, but contributed more than 60% of the total return. Not surprisingly, with oil topping $50 a barrel during the period, the integrated oils sector performed particularly well. Leaders among the fund’s consumer discretionary holdings were Home Depot and Walt Disney. Among producer durables holdings, Cooper Industries and Boeing were significant contributors.

Although the health care and technology industries were weak performers, the advisor’s stock selections in these sectors brought returns that compared favorably with those of the same groups in the Russell 1000 Index. For example, while the index’s technology stocks declined in value, your fund’s technology holdings registered a modest gain. The fund saw nice contributions from Apple Computer and Motorola.

Financial services stocks were the fund’s poorest performers. In particular, Marsh & McLennan, previously one of the fund’s top ten

3

Total Returns		Ten Years Ended January 31, 2005
	Average Annual Return	Final Value of a $10,000 Initial Investment
Dividend Growth Fund	7.5%	$20,540
Dividend Growth
Spliced Index	7.0	19,719
Dividend Growth
Spliced Average	6.3	18,434
Dow Jones
Wilshire 5000 Index	11.4	29,369

Note: The footnotes on page 11 describe the composition of the spliced index and peer-group average.

holdings, had a notably difficult year, as poor earnings and costly regulatory infractions hurt its share price.

The Advisor’s Report , which begins on page 6, provides more details about the fund’s positioning and performance during the fiscal year.

THE FUND’S CHANGE IN MANDATE TURNS OUT TO HAVE BEEN TIMELY

Wellington Management Company, your fund’s advisor, has done a skillful job of turning the former Utilities Income Fund into the broadly diversified Dividend Growth Fund. By happy coincidence, the fund changed its strategy just as dividends were given more favorable tax treatment and many investors rediscovered their importance. Wellington has helped the cause with good security selection, earning solid returns from a host of dividend-paying stocks.

We normally encourage investors to judge a mutual fund not on one year’s results, but on the basis of its long-term performance. However, because of your fund’s dramatic shift in focus in December 2002, its long-term record has only limited relevance. Please keep that in mind as you review the table above, in which we compare the fund’s ten-year results with those of two standards made up of its former and present benchmarks, as well as with those of the broad stock market. The table shows annualized returns for the decade along with the outcome of hypothetical $10,000 investments made at the start of the period.

A key element of your fund’s long-term success has been its significant cost advantage over similar mutual funds. For a comparison of the fund’s cost with the average cost of its competitors, see page 15.

THINK LONG-TERM

Two years into the fund’s new investment strategy, I am pleased to be writing to you about a second year of solid performance, albeit not as dramatic as the fund’s spectacular 2004 fiscal year. Of course, no one

4

knows for sure what the stock market will bring in 2005—and how it will affect the fund’s performance. That’s why we always encourage our shareholders to evaluate their investments from a long-term perspective.

Whatever the market environment, the keys to long-term success are balance, diversification, and low costs. If you make these principles the foundation of your investment plan, you’ll be positioned to benefit no matter what occurs. For investors in search of stocks that offer attractive prospects for increasing dividends, Vanguard Dividend Growth Fund remains a solid choice.

Thank you for investing your assets with Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

FEBRUARY 14, 2005

Your Fund's Performance at a Glance		January 31, 2004-January 31, 2005

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
Dividend Growth Fund	$11.33	$11.89	$0.22	$0.00

5

ADVISOR’S REPORT

Vanguard Dividend Growth Fund returned 6.9% during the 12-month period ended January 31, 2005, exceeding both the 3.7% return of the average large-cap core fund and the 6.6% result of the Russell 1000 Index.

THE INVESTMENT ENVIRONMENT

Investors’ enthusiasm for stocks waned during the first nine months of the period, and returns were generally flat. The list of concerns was endless. Chief among them was the question of whether higher interest rates—widely expected to result from Federal Reserve actions—together with stubbornly high raw-materials and energy prices would lead to weakness in consumer spending, corporate earnings, and economic growth. Geopolitical instability, the uncertainty surrounding the U.S. presidential election, and continued threats of terrorism also tested investor conviction. The market ultimately recovered late in the period, with investors heartened by generally positive economic statistics, the quick and decisive outcome of the presidential election (in contrast to the election of 2000), and brisk holiday spending by consumers.

Investment Philosophy
The advisor believes that the fund can provide current income and long-term growth of capital and income by investing in a diversified portfolio of stocks that have excellent prospects for maintaining dividend payments and increasing earnings and dividends over time.

During the fiscal year, continued momentum in business investment led to growth above 4% in gross domestic product (GDP). Corporate earnings continued to rise, fueled by the significant cost-cutting moves of prior years and long-awaited growth in revenues. For multinational companies with significant overseas business, profits were also boosted by the weakening of the U.S. dollar. In the end, the market advance was relatively broad-based, with all sectors posting positive returns, except for information technology. (Please note that, in this commentary, we use an industry classification system that differs from the one used elsewhere in this report.)

6

THE FUND’S SUCCESSES

The Dividend Growth Fund’s holdings within the information technology, health care, consumer staples, and industrials sectors made positive contributions to return in the period. Individual stocks that performed well included ConocoPhillips, Apple Computer, Bank of America, Exelon, FedEx, McDonald’s, General Electric, ChevronTexaco, Altria, and Total.

Stocks representing almost 70% of the fund’s assets raised their dividends during the period. Increases greater than 20% came from TJX, MBIA, Guidant, Total, Microsoft, Boeing, Home Depot, McDonald’s, Golden West, American Express, Exelon, and Becton, Dickinson. The most notable dividend action came from Microsoft. The giant software company doubled its regular dividend and, late in 2004, paid a generous special dividend. In addition, Honeywell, Omnicom, and General Mills increased their dividends for the first time in several years, signaling managements’ intention to resume strong dividend growth.

The dividend actions by companies within the Russell 1000 Index and within the fund during the period reinforced our optimism concerning corporate managements’ attention to dividends as an important method of returning capital to shareholders. The market’s dividend growth in calendar 2005 should be approximately 12%, in line with that in 2004 and more than twice the long-term dividend growth rate of 4% to 5%. We remain confident that steadily growing dividends will be a key contributor to the fund’s total return over the long term.

THE FUND’S SHORTFALLS

Stock-picking in the materials and financials sectors detracted from performance. Marsh & McLennan was the most significantly disappointing holding and was ultimately sold, as reduced earnings and cash generation significantly limit the company’s potential for dividend growth. The fund also experienced a disappointing dividend cut from Fannie Mae, which is seeking to shore up its capital base.

THE FUND’S POSITIONING

The overall picture continues to be one of solid, albeit slowing, U.S. economic expansion, with GDP expected to increase by more than 3%

7

in 2005. Growth in the economy continues to come primarily from increased business spending on equipment, modest inventory levels, and strong productivity. Although there has been some volatility in the monthly job-creation numbers, the economy added over 2 million jobs during our fiscal year and the unemployment rate remained at historic lows. Companies are slowly adding to their payrolls and proceeding with capital spending projects. In addition, the Federal Reserve is expected to continue moving its target for short-term interest rates toward a more neutral level in the coming months. As we write, the federal funds rate stands at 2.50% (including a 0.25-percentage-point increase just after the fiscal year-end), and it should rise in a measured fashion until it reaches 3% to 4%.

The fund continues to invest in companies with solid franchises and competitive positions that are reinvesting in their businesses and that can be expected to maintain steady earnings, cash flow, and dividend growth despite near-term economic fluctuations and interest rate movements. The fund remains positioned for steady economic growth through its holdings within the energy, materials, and industrials sectors. Holdings within the financials sector reflect continued steady capital markets, housing, and credit trends. The health care holdings reflect solid balance sheets and cash flows, a strong commitment to dividends, and improved product introductions in the intermediate term at attractive valuations.

Minerva Butler, VICE PRESIDENT

WELLINGTON MANAGEMENT COMPANY, LLP

FEBRUARY 10, 2005

8

FUND PROFILE
As of 1/31/2005	This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.

DIVIDEND GROWTH FUND
Portfolio Characteristics
	Fund	Comparative Index*	Broad Index**
Number of Stocks	76	989	4,967
Median Market Cap	$40.8B	$40.2B	$27.2B
Price/Earnings Ratio	17.3x	18.7x	21.4x
Price/Book Ratio	3.0x	2.9x	2.8x
Yield	1.9%	1.7%	1.6%
Return on Equity	22.6%	19.7%	15.8%
Earnings Growth Rate	7.3%	10.4%	7.7%
Foreign Holdings	6.9%	0.0%	1.0%
Turnover Rate	20%	—	—
Expense Ratio	0.37%	—	—
Short-Term Reserves	2%	—	—

Volatility Measures
	Fund	Spliced Index †	Fund	Broad Index**
R-Squared	0.93	1.00	0.86	1.00
Beta	0.80	1.00	0.92	1.00

Sector Diversification (% of portfolio)
	Fund	Comparative Index*	Broad Index**
Auto & Transportation	1%	2%	3%
Consumer Discretionary	12	14	17
Consumer Staples	7	7	7
Financial Services	18	23	23
Health Care	14	13	12
Integrated Oils	7	5	4
Other Energy	0	2	4
Materials & Processing	6	4	4
Producer Durables	13	4	4
Technology	10	14	13
Utilities	6	7	6
Other	4	5	3

Short-Term Reserves	2%	—	—

*Russell 1000 Index.
**Dow Jones Wilshire 5000 Index.
†Dividend Growth Spliced Index (known as the Utilities Composite Index prior to December 6, 2002; 100% Russell 1000 Index thereafter).

Ten Largest Holdings (% of total net assets)

Microsoft Corp.	3.0%
(software)
Citigroup, Inc.	2.8
(banking)
General Electric Co.	2.8
(conglomerate)
Bank of America Corp.	2.6
(banking)
Altria Group, Inc.	2.1
(tobacco)
Merrill Lynch & Co., Inc.	2.1
(financial services)
Abbott Laboratories	2.1
(pharmaceuticals)
International Business Machines Corp.	2.1
(computer services)
Nokia Corp. ADR	2.1
(telecommunications)
United Technologies Corp.	2.0
(industrial manufacturing)

Top Ten	23.7%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

        Visit our website at Vanguard.com
 for regularly updated fund information.

9

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

10

PERFORMANCE SUMMARY
As of 1/31/2005	All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

DIVIDEND GROWTH FUND

Cumulative Performance January 31, 1995–January 31, 2005

	Average Annual Total Returns Periods Ended January 31, 2005
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Dividend Growth Fund*	6.92%	-0.19%	7.46%	$20,540
Dow Jones Wilshire 5000 Index	7.24	-1.12	11.38	29,369
Russell 1000 Index	6.57	-1.43	11.59	29,936
Dividend Growth Spliced Index**	6.57	-2.16	7.03	19,719
Dividend Growth Spliced Average†	3.71	-4.68	6.31	18,434

Fiscal-Year Total Returns (%) January 31, 1995–January 31, 2005

  *Prior to December 6, 2002, the fund was known as Utilities Income Fund.
**Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings have been: 80% S&P Utilities Index, 20% Lehman Utility Bond Index through June 30, 1996; 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index, 25% S&P Telephone Index through December 31, 2001; 75% S&P Utilities Index, 25% S&P Integrated Telecommunication Services Index through December 6, 2002; and Russell 1000 Index thereafter.
  †Based on the average utility fund through December 6, 2002, and the average large-cap core fund thereafter. Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 20 for dividend and capital gains information.

11

PERFORMANCE SUMMARY (CONTINUED)

Average Annual Total Returns for periods ended December 31, 2004

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Dividend Growth Fund	5/15/1992	11.02%	1.07%	4.52%	3.69%	8.21%

12

YOUR FUND’S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss.

The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended January 31, 2005
	One Year	Five Years	Ten Years
Dividend Growth Fund
Returns Before Taxes	6.92%	-0.19%	7.46%
Returns After Taxes on Distributions	6.62	-1.42	5.55
Returns After Taxes on Distributions and Sale of Fund Shares	4.88	-0.75	5.49

13

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended January 31, 2005
Dividend Growth Fund	Beginning Account Value July 31, 2004	Ending Account Value Jan. 31, 2005	Expenses Paid During Period*
Based on Actual
Fund Return	$1,000.00	$1,078.90	$1.88

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,023.33	$1.83

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

14

Expense Ratios:
Your fund compared with its peer group

	Fund	Average Large-Cap Core Fund
Dividend Growth Fund	0.37%	1.45%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

Note that the expenses shown in the table on page 14 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the current fund prospectus.

15

As of 1/31/2005	FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Dividend Growth Fund	Shares	Market Value^ (000)
COMMON STOCKS (98.1%)

Auto & Transportation (1.2%)
CSX Corp.	186,100	$ 7,438
FedEx Corp.	47,900	4,582

		12,020

Consumer Discretionary (12.1%)
TJX Cos., Inc.	641,600	16,066
McDonald's Corp.	477,000	15,450
Mattel, Inc.	682,700	13,279
Gannett Co., Inc.	157,900	12,638
The McGraw-Hill Cos., Inc.	133,200	12,055
Kimberly-Clark Corp.	180,200	11,805
The Walt Disney Co.	403,900	11,564
Home Depot, Inc.	218,900	9,032
Knight Ridder	112,100	7,299
Newell Rubbermaid, Inc.	193,500	4,164
Omnicom Group Inc.	45,300	3,846

		117,198

Consumer Staples (7.1%)
Altria Group, Inc.	323,900	20,675
General Mills, Inc.	329,200	17,444
The Coca-Cola Co.	321,600	13,343
* Safeway, Inc.	470,400	8,867
The Procter & Gamble Co.	159,600	8,496

		68,825

Financial Services (17.9%)
Citigroup, Inc.	559,500	27,443
Bank of America Corp.	534,600	24,789
Merrill Lynch & Co., Inc.	337,600	20,280
ACE Ltd.	397,300	17,243
XL Capital Ltd. Class A	191,800	14,343
Golden West Financial Corp.	196,500	12,698
Automatic Data Processing, Inc.	237,200	10,313
State Street Corp.	229,000	10,261
American Express Co.	158,400	8,451
H & R Block, Inc.	157,900	7,628
Fannie Mae	111,900	7,227
MBIA, Inc.	117,700	7,031
ProLogis REIT	141,200	5,385

		173,092

Health Care (14.4%)
Abbott Laboratories	443,000	19,944

16

	Shares	Market Value^ (000)
Guidant Corp.	231,800	$ 16,803
Baxter International, Inc.	492,500	16,627
Wyeth	395,400	15,670
Pfizer Inc.	605,500	14,629
AstraZeneca Group PLC ADR	330,600	12,431
Novartis AG ADR	251,500	12,042
Eli Lilly & Co.	175,700	9,530
Becton, Dickinson & Co.	157,600	8,928
Schering-Plough Corp.	393,400	7,301
C.R. Bard, Inc.	79,600	5,397

		139,302

Integrated Oils (6.7%)
ConocoPhillips Co.	172,300	15,988
ChevronTexaco Corp.	252,000	13,709
Total SA ADR	122,400	13,164
ExxonMobil Corp.	242,100	12,492
Royal Dutch Petroleum Co. ADR	156,700	9,162

		64,515

Materials & Processing (6.2%)
E.I. du Pont de Nemours & Co.	305,600	14,534
Weyerhaeuser Co.	201,200	12,555
Avery Dennison Corp.	181,700	10,918
Alcoa Inc.	366,200	10,807
International Paper Co.	274,400	10,743

		59,557

Producer Durables (12.6%)
Nokia Corp. ADR	1,295,700	19,798
United Technologies Corp.	188,600	18,988
Pitney Bowes, Inc.	317,800	14,218
Caterpillar, Inc.	146,800	13,080
Emerson Electric Co.	192,200	12,924
Parker Hannifin Corp.	186,100	12,126
Illinois Tool Works, Inc.	121,900	10,603
Cooper Industries, Inc. Class A	108,100	7,513
Lockheed Martin Corp.	128,600	7,434
The Boeing Co.	88,800	4,493

		121,177

Technology (9.8%)
Microsoft Corp.	1,116,900	29,352
International Business
Machines Corp.	212,100	19,814
General Dynamics Corp.	152,300	15,725
Hewlett-Packard Co.	502,300	9,840
Motorola, Inc.	542,000	8,531
Intel Corp.	273,600	6,142
* Intuit, Inc.	122,700	4,785

		94,189

Utilities (5.9%)
Verizon Communications Inc.	437,700	15,578
Exelon Corp.	327,600	14,496
Pinnacle West Capital Corp.	293,600	12,243
SBC Communications Inc.	345,000	8,197
FPL Group, Inc.	87,200	6,683

		57,197

Other (4.2%)
General Electric Co.	739,200	26,707
Honeywell International Inc.	374,000	13,457

		40,164

TOTAL COMMON STOCKS
(Cost $791,694)		947,236

	Face
	Amount
	(000)

TEMPORARY CASH INVESTMENT (2.2%)

Repurchase Agreement
JPMorgan Securities Inc.
2.50%, 2/1/2005
(Dated 1/31/2005, Repurchase
Value $20,701,000, collateralized
by Federal National Mortgage Assn.,
5.00%-8.00%, 4/1/18-1/1/35)
(Cost $20,700)	$20,700	20,700

TOTAL INVESTMENTS (100.3%)
(Cost $812,394)		967,936

OTHER ASSETS AND LIABILITIES (-0.3%)
Other Assets--Note C		14,708
Liabilities		(17,150)

		(2,442)

NET ASSETS (100%)

Applicable to 81,227,920 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$965,494

NET ASSET VALUE PER SHARE		$11.89

•See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

AT JANUARY 31, 2005, NET ASSETS CONSISTED OF:

	Amount	Per
	(000)	Share
Paid-in Capital	$976,019	$12.02
Undistributed Net
Investment Income	508.01
Accumulated Net
Realized Losses	(166,575)	(2.05)
Unrealized Appreciation	155,542	1.91

NET ASSETS	$965,494	$11.89

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

17

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Dividend Growth Fund Year Ended January 31, 2005 (000)
INVESTMENT INCOME
Income
Dividends	$21,112
Interest	273
Security Lending	68

Total Income	21,453

Expenses
Investment Advisory Fees-Note B
Basic Fee	1,098
Performance Adjustment	111
The Vanguard Group-Note C
Management and Administrative	1,924
Marketing and Distribution	116
Custodian Fees	12
Auditing Fees	15
Shareholders' Reports	52
Trustees' Fees and Expenses	1

Total Expenses	3,329
Expenses Paid Indirectly-Note D	(28)

Net Expenses	3,301

NET INVESTMENT INCOME	18,152

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	32,834

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	9,195

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$60,181

18

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	Dividend Growth Fund
	Year Ended January 31,
	2005 (000)	2004 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 18,152	$ 11,848
Realized Net Gain (Loss)	32,834	12,164
Change in Unrealized Appreciation (Depreciation)	9,195	172,978

Net Increase (Decrease) in Net Assets Resulting from Operations	60,181	196,990

Distributions
Net Investment Income	(17,363)	(12,644)
Realized Capital Gain	—	—

Total Distributions	(17,363)	(12,644)

Capital Share Transactions[1]
Issued	243,843	226,813
Issued in Lieu of Cash Distributions	14,582	10,434
Redeemed	(154,002)	(153,307)

Net Increase (Decrease) from Capital Share Transactions	104,423	83,940

Total Increase (Decrease)	147,241	268,286

Net Assets
Beginning of Period	818,253	549,967

End of Period	$965,494	$818,253

[1]Shares Issued (Redeemed)
Issued	21,209	22,646
Issued in Lieu of Cash Distributions	1,242	1,010
Redeemed	(13,420)	(16,311)

Net Increase (Decrease) in Shares Outstanding	9,031	7,345

19

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Dividend Growth Fund

	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$11.33	$8.48	$11.47	$14.71	$14.93
Investment Operations
Net Investment Income	.23*	.18	.37	.37	.42
Net Realized and Unrealized Gain (Loss)
on Investments	.55	2.86	(2.98)	(2.83)	.62

Total from Investment Operations	.78	3.04	(2.61)	(2.46)	1.04

Distributions
Dividends from Net Investment Income	(.22)	(.19)	(.38)	(.37)	(.53)
Distributions from Realized Capital Gains	—	—	—	(.41)	(.73)

Total Distributions	(.22)	(.19)	(.38)	(.78)	(1.26)

Net Asset Value, End of Period	$11.89	$11.33	$8.48	$11.47	$14.71

Total Return	6.92%	36.08%	-23.22%	-17.21%	7.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$965	$818	$550	$681	$888
Ratio of Total Expenses to Average Net Assets	0.37%	0.40%	0.34%	0.37%	0.37%
Ratio of Net Investment Income to Average Net Assets	2.04%*	1.84%	3.57%	2.85%	2.76%
Portfolio Turnover Rate	20%	23%	104%**	27%	48%

*Net investment income per share and the ratio of net investment income to average net assets include $.03 and 0.28%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
**Includes activity related to a change in the fund’s investment objective.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

20

NOTES TO FINANCIAL STATEMENTS

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.	Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in temporary cash investments, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.	Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance since May 31, 2003, relative to the Russell 1000 Index. For the year ended January 31, 2005, the investment advisory fee represented an effective annual basic rate of 0.125% of the fund’s average net assets before an increase of $111,000 (0.01%) based on performance.

21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2005, the fund had contributed capital of $129,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended January 31, 2005, these arrangements reduced the fund’s expenses by $28,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at January 31, 2005, the fund had $1,525,000 of ordinary income available for distribution. The fund had available realized losses of $166,259,000 to offset future net capital gains of $34,889,000 through January 31, 2010, $65,485,000 through January 31, 2011, $63,349,000 through January 31, 2012, and $2,536,000 through January 31, 2014.

At January 31, 2005, net unrealized appreciation of investment securities for tax purposes was $155,542,000, consisting of unrealized gains of $170,822,000 on securities that had risen in value since their purchase and $15,280,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2005, the fund purchased $280,066,000 of investment securities and sold $172,992,000 of investment securities other than temporary cash investments.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Dividend Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Dividend Growth Fund (the “Fund”) at January 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2005 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 11, 2005

SPECIAL 2004 TAX INFORMATION

(UNAUDITED) FOR VANGUARD DIVIDEND GROWTH FUND

This information for the fiscal year ended January 31, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $17,363,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members' responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of Unx, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
800-662-7447

Direct Investor
Account Services
800-662-2739

Institutional Investor
Services
800-523-1036

Text Telephone
800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q570 032005

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2005: $83,000
Fiscal Year Ended January 31, 2004: $71,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended January 31, 2005: $1,685,500
Fiscal Year Ended January 31, 2004: $1,620,200

(b)     Audit-Related Fees.

Fiscal Year Ended January 31, 2005: $257,800
Fiscal Year Ended January 31, 2004: $324,460

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended January 31, 2005: $76,400
Fiscal Year Ended January 31, 2004: $409,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended January 31, 2005: $0
Fiscal Year Ended January 31, 2004: $31,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2005: $76,400
Fiscal Year Ended January 31, 2004: $440,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: The Registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	March 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	March 16, 2005

VANGUARD SPECIALIZED FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	March 16, 2005

*By Power of Attorney. Filed on December 20, 2004, see File Number 002-14336. Incorporated by Reference.